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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES



		Investment Company Act file number 811-21163

                          Pioneer Protected Principal Trust
               (Exact name of registrant as specified in charter)


                       60 State Street, Boston, MA 02109
              (Address of principal executive offices) (ZIP code)


            Dorothy E. Bourassa, Pioneer Investment Management, Inc.,
                       60 State Street, Boston, MA 02109
                    (Name and address of agent for service)


Registrant's telephone number, including area code:  (617) 742-7825


Date of fiscal year end:  December 31


Date of reporting period:  January 1, 2007 through December 31, 2007


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.


ITEM 1. REPORTS TO SHAREOWNERS.


--------------------------------------------------------------------------------







--------------------------------------------------------------------------------

                                     PIONEER
                                     -------
                                    PROTECTED
                                 PRINCIPAL PLUS
                                      FUND

                                      PPPAX
                                  Ticker Symbol

                                     Annual
                                     Report

                                    12/31/07

                             [LOGO] PIONEER
                                    Investments(R)

 Table of Contents
--------------------------------------------------------------------------------

Letter to Shareowners                                        2
Portfolio Management Discussion                              4
Portfolio Summary                                            9
Prices and Distributions                                    10
Performance Update                                          11
Comparing Ongoing Fund Expenses                             14
Schedule of Investments                                     16
Financial Statements                                        25
Notes to Financial Statements                               32
Report of Independent Registered Public Accounting Firm     40
Approval of Investment Advisory Agreement                   41
Trustees, Officers and Service Providers                    45

                                                                     President's

Dear Shareowner,
--------------------------------------------------------------------------------
Staying diversified and keeping your portfolio invested in the markets are two general investment principles that have served investors well over time. They were particularly useful guides in the second half of 2007, when an otherwise healthy long-term bull market was buffeted by problems in the financial services industry and the emergence of worries about a slowing economy.

After an extended period of steady growth with sustained low unemployment and low inflation, the U.S. economy ran into difficulty as 2007 drew to a close. Problems in the financial system tied to poor practices in the mortgage financing industry and the end of home price appreciation forced investors and bankers to mark down the value of assets on their balance sheets by over one hundred billion dollars. A late-summer credit crunch forced central banks in the United States and Europe to act in the role of "lender of last resort" to keep credit markets functioning. As the repercussions of the credit crunch and falling home prices were felt in the real economy, unemployment rose and consumer confidence fell. Inflation concerns moved to the back burner for the Federal Reserve, which lowered interest rates, first gradually, then more rapidly, as concern grew that falling home prices and disruptions in financial markets posed a significant threat to economic growth.

Even against this "wall of worry" backdrop, the performance of major asset classes in 2007 was generally positive. Despite several interim setbacks and poor performance near year-end, the Standard & Poor's 500 Index increased 5% in 2007, the Dow Jones Industrial Average increased 9%, and the NASDAQ Composite Index increased 10%. International developed and emerging markets equities performed even better, reflecting both a weakening U.S. dollar, which boosts returns for U.S. dollar-based investors, and solid local currency returns. The MSCI EAFE Developed Market Index rose 12%, and the MSCI Emerging Markets Index rose 40% over the same period. The U.S. bond market, as measured by the Lehman Aggregate Bond Index, rose 7%, while the U.S. high-yield bond market, as measured by the Merrill Lynch High Yield Bond Master II Index, rose 2%, as higher-coupon yields could not compensate for falling bond prices as credit spreads (differences between yields of higher- and lower-quality bonds) widened during the second half of 2007.

Letter

Looking forward, a growing number of economists are concerned about a recession. As always, though, emotions can get ahead of reality. Higher mortgage defaults, a spreading of weakness to other consumer sectors or to employment, and the possibility of a liquidity/ credit crunch represent risks to the economy. Conversely, economic growth in the rest of the world remains relatively positive, and a weak U.S. dollar has significantly benefited U.S. companies competing in the global marketplace. While falling risk tolerances may continue to depress asset prices in the short term, equity and corporate bond valuations look reasonable unless the U.S. economy falls into a severe recession.

Sudden swings in the markets are always to be expected. The history of the stock market demonstrates that sharp market downturns are frequently followed by strong recoveries, but they are also difficult to time. Just as staying diversified and invested are important investment principles, it is also important to pay attention to asset allocation. As always, we encourage you to work closely with your financial advisor to find the mix of stocks, bonds and money market assets that is best aligned to your particular risk tolerance and investment objective.


Respectfully,

/s/ Daniel K. Kingsbury

Daniel K. Kingsbury
President and CEO
Pioneer Investment Management USA, Inc.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of the opinion of Fund management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Pioneer Protected Principal Plus Fund
--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 12/31/07
--------------------------------------------------------------------------------

In the following interview, Walter Hunnewell, Jr., portfolio manager and a member of the equity portfolio management team, and Richard Schlanger, the debt securities portfolio manager, discuss the strategy and factors that influenced the performance of Pioneer Protected Principal Plus Fund for the year ended December 31, 2007.

Q: How did the Fund perform over the 12-month period ended December 31, 2007?

A: For the 12 months, the Fund's Class A shares had a total return of 3.76% at net asset value, underperforming the 5.49% return of the Standard &
   Poor's 500 Index and the 7.39% return of the Lehman Brothers Intermediate Government Bond Index, the Fund's benchmark indices. The Fund fell short of the 4.49% average return of the 414 funds in the Lipper Mixed-Asset Target Allocation Conservative Funds category, the Fund's peer group for the same period. In the equity portion of the Fund, the underperformance can be attributed to the following: an underweighting in the top-performing energy sector; an overweighting and weak stock selection in the poorly performing consumer discretionary area; and lack of investments in several leading consumer staple and information technology stocks. At a time when longer-duration Treasuries outperformed, the Fund's fixed-income position was affected negatively by securities with maturities that are shorter than those in the benchmark, the Lehman Brothers Intermediate Government Bond Index. (Duration is a measure of a bond's price sensitivity to changes in interest rates.)

   Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

   The performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Q: What was the investment environment like for fixed-income and equity securities during the 12 months ended December 31, 2007?

A: The major event of the year was the mid-summer turmoil in the fixed-income markets triggered by concerns that weakness in the financial sector, which resulted from write-downs of subprime

Pioneer Protected Principal Plus Fund
--------------------------------------------------------------------------------

   mortgage debt, would spread to the wider economy. In this environment, market participants generally gravitated toward the safest investments, specifically Treasuries and Treasury STRIPS. As a result, all other asset classes posted negative returns relative to Treasuries. When it appeared that the loss of confidence in debt collateral could result in a credit crunch, the U.S. Federal Reserve Board stepped in and lowered short-term interest rates. Between September and December 2007, the Federal Reserve reduced interest rates three times for a total of 1.00%, lowering the Federal funds rate to 4.25%. (The Federal funds rate is the rate that banks charge each other for loans.) The central bank's actions had a calming effect on the financial markets, and fixed-income and equity prices recovered. While the financial markets were volatile for the remainder of the fiscal year, both bonds and stocks ended the period with positive returns.

Q: How did interest rates affect the Fund's management strategy during the reporting period?

A: Interest rates are the driving force behind the asset allocation of the Fund. If interest rates decline and bond prices rise, we have to invest more money in the fixed-income portion of the Fund (Treasury STRIPS) to meet our obligation to provide a minimum 2.00% annual return for Class A shares by the end of the Guarantee Period, which is December 31, 2009.

   During the first half of the fiscal year, interest rates rose. When it became clear that the subprime mortgage problem was worse than originally thought, the Federal Reserve's intervention and the "flight to quality" on the part of investors resulted in lower Treasury yields and higher prices. In this environment, we increased the portfolio's exposure to Treasury STRIPS and lowered its equity position. At the beginning of the fiscal year, equities accounted for 39% of the Fund's net assets. They rose to 44% on June 30, 2007, and by the end of the fiscal year they were 28% of net assets.

Q: What were the principal strategies used in managing the Fund's equity allocation during the year?

A: We take a conservative investment approach, seeking what we believe to be well-managed companies with strong balance sheets, improving profitability and a good return on capital. Over the fiscal

Pioneer Protected Principal Plus Fund
--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 12/31/07                           (continued)
--------------------------------------------------------------------------------

   period ended December 31, 2007, we underweighted the financials sector, which benefited relative performance, as financials was the worst performing sector of the market. The Fund's overweight and stock selection in industrials and materials also added to relative return. We believe both sectors should continue to benefit from offshore opportunities in the global economy. An underweight in energy detracted from relative return. While we share concerns about the potential for a pullback in economic growth and a decline in consumer spending we nevertheless emphasized the consumer discretionary and consumer staples sectors, in which our stock selection focused on companies that are likely to have recurring revenue streams. Rounding out the Fund's sector allocations were an underweight in utilities and equal weights in information technology and health care.

   Over the fiscal period, significant new positions included: Canadian National Railway, a well-managed company whose stock price declined on concerns about a slowdown in the industrial economy and because of market rotation into other railroad names; Coach, the luxury goods retailer, which we believe is likely to weather an economic slowdown better than lower-end retailers; and Corning, the market leader in the manufacture of glass for flat panel TV displays as well as other products. To maintain the Fund's exposure to the materials sector, we added mining companies Freeport McMoRan Copper & Gold, Teck Cominco, and Xstrata, which should benefit from strong growth in Asia. We also added to existing positions in Zions Bancorp, a regional bank, and to Met Life and Hartford Financial Services, which had attractive valuations and little exposure to subprime mortgages.

   We eliminated our position in State Street Corp., as even this global custodian was impacted by the subprime turmoil. The Fund also held a Biomet position, which was sold for cash when that company was acquired. The Fund also had a large position in AT&T, which performed well and was trimmed. The Fund's holdings in both Merrill Lynch and Bank of America were sold.

Q: What contributed to performance?

A: Several companies contributed to performance on an absolute basis. Deere, a manufacturer of farm equipment, was the best performer in the portfolio. Its stock price almost doubled, as the

Pioneer Protected Principal Plus Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

   company benefited from a strong agricultural economy. The stock price of Australia-based Rio Tinto also nearly doubled. The company is a major iron ore producer with good access to the Asian markets. We trimmed positions in both Deere and Rio Tinto on the strength of their return. Cell phone manufacturer Nokia's (+92%) expansion into the global market improved its profitability. Chevron (+31%) was helped by rising oil prices. Telecommunications company AT&T (+21%) had good earnings growth coming out of its merger with BellSouth.

Q: What detracted from performance?

A: The Fund's detractors included McGraw-Hill (-35%), which suffered because the largest contributor to its profits is its S&P securities ratings business. McGraw-Hill's profits grew over the fiscal year, but given the problems in the credit markets, its rating business may decline in the future. Because the Fund does not invest in large money center financial institutions, we avoided some of the bigger problems in the financial sector. However, we were not able to sidestep completely the turmoil in the mortgage market, and holdings in National City (-50%) and Washington Mutual (-50%) performed poorly. We reduced the weight in National City and sold Washington Mutual. JC Penny (-46%) declined on a business slowdown during the second half of the year. Merrill Lynch (-27%) faltered because of exposure to subprime mortgages and collateralized debt obligations. The same concerns were reflected in the falloff of SunTrust Bank (-23%).

Q: What is your outlook for 2008?

A: We expect economic growth to be subpar going forward, with the problems in the housing sector having the biggest negative impact. Because of rising oil prices and an upturn in unemployment from 4.7% to 5.0%, consumer spending is also likely to weaken. Given this backdrop, the Federal Reserve seems poised to continue to add more liquidity to the economy. Given the Fund's defensive strategy, we believe it is well positioned for this type of environment. In the months ahead, we will continue to seek well managed companies with strong balance sheets that are improving their market share and profitability.

Pioneer Protected Principal Plus Fund
--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 12/31/07                           (continued)
--------------------------------------------------------------------------------

The Fund's returns will fluctuate and investors who redeem shares or take dividends or distributions in cash prior to the end of the seven-year guarantee period will reduce their guaranteed amount. Due to a financial warranty fee, the Fund's expenses are higher than those of most other mutual funds.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of the opinion of Fund management as of the date of this report. These opinions should not be relied upon for any other purposes. Past performance is not guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Pioneer Protected Principal Plus Fund
--------------------------------------------------------------------------------
PORTFOLIO SUMMARY 12/31/07
--------------------------------------------------------------------------------

Portfolio Diversification
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

[THE FOLLOWING DATA IS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL.]


U.S. Government Obligations                    71.9%
U.S. Common Stocks                             26.0%
Depositary Receipts for International Stocks    2.1%

Sector Distribution
--------------------------------------------------------------------------------
(As a percentage of total portfolio investments)

[THE FOLLOWING DATA IS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL.]


Government                    71.9%
Industrials                    4.8%
Information Technology         4.5%
Consumer Staples               3.5%
Consumer Discretionary         3.5%
Health Care                    3.5%
Financials                     2.9%
Energy                         2.2%
Materials                      1.9%
Telecommunication Services     1.0%
Utilities                      0.3%

10 Largest Holdings*
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

 1.    U.S. Treasury Strip, 0%, 11/15/09     71.9%
 2.    Chevron Corp.                          0.9
 3.    AT&T Corp.                             0.8
 4.    Deere & Co.                            0.7
 5.    Rio Tinto Plc (A.D.R.)                 0.6
 6.    PACCAR, Inc.                           0.6
 7.    Norfolk Southern Corp.                 0.6
 8.    Reed Elsevier NV (A.D.R.)              0.6
 9.    Nokia Corp. (A.D.R.)                   0.6
10.    Exxon Mobil Corp.                      0.5

* This list excludes temporary cash and derivative instruments. The portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.

Pioneer Protected Principal Plus Fund
--------------------------------------------------------------------------------
PRICES AND DISTRIBUTIONS
--------------------------------------------------------------------------------

Net Asset Value Per Share
--------------------------------------------------------------------------------

Class   12/31/07   12/31/06
-----   --------   --------
  A       $9.45      $9.88
  B       $9.47      $9.90
  C       $9.53      $9.95

Distributions Per Share
--------------------------------------------------------------------------------

                     1/1/07 - 12/31/07
                     -----------------
             Net
         Investment     Short-Term      Long-Term
 Class     Income     Capital Gains   Capital Gains
 -----   ----------   -------------   -------------
   A       $0.1604       $0.0147         $0.6294
   B       $0.0848       $0.0147         $0.6294
   C       $0.0793       $0.0147         $0.6294

--------------------------------------------------------------------------------
INDEX DEFINITIONS
--------------------------------------------------------------------------------

The Standard & Poor's 500 Stock Index (the S&P 500) is a commonly used measure of the broad U.S. stock market. The Lehman Brothers Intermediate Government Bond Index measures the performance of the U.S. intermediate-term investment-grade bond market. Total return comprises price appreciation/depreciation and income as a percentage of the original investment. Indexes are rebalanced monthly by market capitalization. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Indices.

The Indexes defined here pertain to the "Value of $10,000 Investment" charts on pages 11-13.

Pioneer Protected Principal Plus Fund
--------------------------------------------------------------------------------
PERFORMANCE UPDATE 12/31/07                                       CLASS A SHARES
--------------------------------------------------------------------------------

Investment Returns
--------------------------------------------------------------------------------

The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Protected Principal Plus Fund at public offering price, compared to that of the Standard & Poor's 500 Index and the Lehman Brothers Intermediate Government Bond Index.

-------------------------------------------------------------
Average Annual Total Returns
(As of December 31, 2007)

                                 Net Asset    Public Offering
Period                          Value (NAV)     Price (POP)
Life-of-Class
(11/1/02)                          3.08%           1.90%
5 Years                            3.00            1.79
1 Year                             3.76           -2.18
-------------------------------------------------------------
Expense Ratio
(Per prospectus dated May 1, 2007)
                                   Gross            Net
                                   1.94%           1.94%
-------------------------------------------------------------

[THE FOLLOWING DATA IS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL.]

                       Value of $10,000 Investment
                       ---------------------------
                 Pioneer                         Lehman Brothers
                Protected                         Intermediate
                Principle         S&P 500          Government
                Plus Fund          Index           Bond Index
                ---------          -----           ----------

11/02            $ 9,425          $10,000            $10,000
                   9,509            9,413             10,185
12/03              9,801           12,111             10,418
                  10,062           13,428             10,661
12/05             10,065           14,087             10,841
                  10,623           16,310             11,257
12/07             11,022           17,206             12,210

Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

NAV results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. POP returns reflect deduction of maximum 5.75% sales charge. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects contractual expense limitations currently in effect indefinitely for Class A Shares. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Current performance may be higher or lower due to market volatility. Fund returns will fluctuate, and investors who redeem shares or take dividends or distributions in cash prior to the end of the guarantee period will reduce their guaranteed amount. The guaranteed amount could be reduced if certain events occur, such as the termination of the financial warranty agreement or the insolvency of Main Place Funding LLC or Bank of America.

The Fund's expenses are higher than those of most other mutual funds. Its allocation of all or a significant portion of assets to U.S. government securities could cause underperformance relative to the general equity market. The Fund's primary objective of preserving principal may not be compatible with obtaining the same level of returns that could be achieved with greater allocation to equity securities. Your investment is subject to market risk after the Guarantee Period. Investors must redeem their shares on the Fund's maturity date to receive the guaranteed amount. Shares sold on dates other than maturity date will be sold at net asset value per share.

Pioneer Protected Principal Plus Fund
--------------------------------------------------------------------------------
PERFORMANCE UPDATE 12/31/07                                       CLASS B SHARES
--------------------------------------------------------------------------------

Investment Returns
--------------------------------------------------------------------------------

The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Protected Principal Plus Fund, compared to that of the Standard & Poor's 500 Index and the Lehman Brothers Intermediate Government Bond Index.

-----------------------------------------------------
Average Annual Total Returns
(As of December 31, 2007)

                                    If          If
Period                             Held      Redeemed
Life-of-Class
(11/1/02)                          2.33%        2.33%
5 Years                            2.24         2.24
1 Year                             2.98        -0.85
-----------------------------------------------------
Expense Ratio
(Per prospectus dated May 1, 2007)
                                   Gross         Net
                                   2.64%        2.64%
-----------------------------------------------------

[THE FOLLOWING DATA IS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL.]

                       Value of $10,000 Investment
                       ---------------------------
                 Pioneer                         Lehman Brothers
                Protected                         Intermediate
                Principle         S&P 500          Government
                Plus Fund          Index           Bond Index
                ---------          -----           ----------

11/02            $10,000          $10,000            $10,000
                  10,083            9,413             10,185
12/03             10,314           12,111             10,418
                  10,515           13,428             10,661
12/05             10,431           14,087             10,841
                  10,936           16,310             11,257
12/07             11,262           17,206             12,210

Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

"If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. "If redeemed" returns reflect the deduction of applicable contingent deferred sales charge
(CDSC). Effective December 1, 2004, the period during which a CDSC is applied to withdrawals was shortened to 5 years. The maximum CDSC for Class B shares continues to be 4%. For more complete information, please see the prospectus for details. Note: Shares purchased prior to December 1, 2004 remain subject to the CDSC in effect at the time you purchased those shares. For performance information for shares purchased prior to December 1, 2004, please visit www.pioneerinvestments.com.

All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects contractual expense limitations currently in effect indefinitely for Class B Shares. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Current performance may be higher or lower due to market volatility. Fund returns will fluctuate, and investors who redeem shares or take dividends or distributions in cash prior to the end of the guarantee period will reduce their guaranteed amount. The guaranteed amount could be reduced if certain events occur, such as the termination of the financial warranty agreement or the insolvency of Main Place Funding LLC or Bank of America.

The Fund's expenses are higher than those of most other mutual funds. Its allocation of all or a significant portion of assets to U.S. government securities could cause underperformance relative to the general equity market. The Fund's primary objective of preserving principal may not be compatible with obtaining the same level of returns that could be achieved with greater allocation to equity securities. Your investment is subject to market risk after the Guarantee Period. Investors must redeem their shares on the Fund's maturity date to receive the guaranteed amount. Shares sold on dates other than maturity date will be sold at net asset value per share.

Pioneer Protected Principal Plus Fund
--------------------------------------------------------------------------------
PERFORMANCE UPDATE 12/31/07                                       CLASS C SHARES
--------------------------------------------------------------------------------

Investment Returns
--------------------------------------------------------------------------------

The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Protected Principal Plus Fund, compared to that of the Standard & Poor's 500 Index and the Lehman Brothers Intermediate Government Bond Index.

-----------------------------------------------------
Average Annual Total Returns
(As of December 31, 2007)

                                    If          If
Period                             Held      Redeemed
Life-of-Class
(11/1/02)                          2.34%       2.34%
5 Years                            2.27        2.27
1 Year                             3.01        3.01
-----------------------------------------------------
Expense Ratio
(Per prospectus dated May 1, 2007)
                                   Gross        Net
                                   2.60%       2.60%
-----------------------------------------------------

[THE FOLLOWING DATA IS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL.]

                       Value of $10,000 Investment
                       ---------------------------
                 Pioneer                         Lehman Brothers
                Protected                         Intermediate
                Principle         S&P 500          Government
                Plus Fund          Index           Bond Index
                ---------          -----           ----------

11/02            $10,000          $10,000            $10,000
                  10,074            9,413             10,185
12/03             10,316           12,111             10,418
                  10,509           13,428             10,661
12/05             10,432           14,087             10,841
                  10,939           16,310             11,257
12/07             11,268           17,206             12,210

Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class C shares held for less than one year are also subject to a 1% contingent deferred sales charge (CDSC). The performance of Class C shares does not reflect the 1% front-end sales charge in effect prior to February 1, 2004. If you paid a 1% sales charge, your returns would be lower than those shown above. "If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects contractual expense limitations currently in effect indefinitely for Class C Shares. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Current performance may be higher or lower due to market volatility. Fund returns will fluctuate, and investors who redeem shares or take dividends or distributions in cash prior to the end of the guarantee period will reduce their guaranteed amount. The guaranteed amount could be reduced if certain events occur, such as the termination of the financial warranty agreement or the insolvency of Main Place Funding LLC or Bank of America.

The Fund's expenses are higher than those of most other mutual funds. Its allocation of all or a significant portion of assets to U.S. government securities could cause underperformance relative to the general equity market. The Fund's primary objective of preserving principal may not be compatible with obtaining the same level of returns that could be achieved with greater allocation to equity securities. Your investment is subject to market risk after the Guarantee Period. Investors must redeem their shares on the Fund's maturity date to receive the guaranteed amount. Shares sold on dates other than maturity date will be sold at net asset value per share.

Pioneer Protected Principal Plus Fund
--------------------------------------------------------------------------------
COMPARING ONGOING FUND EXPENSES
--------------------------------------------------------------------------------

As a shareowner in the Fund, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and

(2)  transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund's latest six-month period and held throughout the six months.

Using the Tables

Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

1.   Divide your account value by $1,000
     Example: an $8,600 account value [divided by] $1,000 = 8.6

2. Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Protected Principal Plus Fund

Based on actual returns from July 1, 2007 through December 31, 2007

Share Class                               A              B              C
------------------------------------------------------------------------------
Beginning Account Value On 7/1/07     $1,000.00      $1,000.00      $1,000.00
Ending Account Value On 12/31/07      $1,007.97      $1,002.43      $1,002.92
Expenses Paid During Period*          $   10.07      $   13.68      $   13.83

* Expenses are equal to the Fund's annualized expense ratio of 1.99%, 2.71% and 2.74%, for Class A, Class B and Class C shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Pioneer Protected Principal Plus Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Protected Principal Plus Fund

Based on a hypothetical 5% return per year before expenses, reflect ing the period from July 1, 2007 through December 31, 2007.

Share Class                               A              B              C
-----------------------------------------------------------------------------
Beginning Account Value On 7/1/07     $1,000.00      $1,000.00      $1,000.00
Ending Account Value On 12/31/07      $1,015.17      $1,011.54      $1,011.39
Expenses Paid During Period*          $   10.11      $   13.74      $   13.89

* Expenses are equal to the Fund's annualized expense ratio of 1.99%, 2.71% and 2.74%, for Class A, Class B and Class C shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Pioneer Protected Principal Plus Fund
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/07
--------------------------------------------------------------------------------

Shares                                                           Value
           COMMON STOCKS - 28.0%
           Energy - 2.2%
           Integrated Oil & Gas - 1.5%
 3,408     Chevron Corp.                                      $318,069
 2,003     Exxon Mobil Corp.                                   187,661
                                                              --------
                                                              $505,730
                                                              --------
           Oil & Gas Equipment & Services - 0.2%
 1,214     Weatherford International, Inc.*                   $ 83,280
                                                              --------
           Oil & Gas Exploration & Production - 0.5%
 1,438     Apache Corp.                                       $154,642
                                                              --------
           Total Energy                                       $743,652
                                                              --------
           Materials - 1.9%
           Aluminum - 0.4%
 3,797     Alcoa, Inc.                                        $138,780
                                                              --------
           Diversified Chemical - 0.4%
 1,701     Dow Chemical Co.                                   $ 67,053
 1,423     E.I. du Pont de Nemours and Co.                      62,740
                                                              --------
                                                              $129,793
                                                              --------
           Diversified Metals & Mining - 0.7%
   270     Freeport-McMoRan Copper & Gold, Inc. (Class B)     $ 27,659
   521     Rio Tinto Plc (A.D.R.)                              218,768
                                                              --------
                                                              $246,427
                                                              --------
           Industrial Gases - 0.3%
   659     Air Products & Chemicals, Inc.                     $ 64,997
   291     Praxair, Inc.                                        25,815
                                                              --------
                                                              $ 90,812
                                                              --------
           Specialty Chemicals - 0.1%
 1,084     Ecolab, Inc.                                       $ 55,512
                                                              --------
           Total Materials                                    $661,324
                                                              --------
           Capital Goods - 3.5%
           Aerospace & Defense - 0.9%
 1,676     General Dynamics Corp.                             $149,147
 2,187     United Technologies Corp.                           167,393
                                                              --------
                                                              $316,540
                                                              --------

16  The accompanying notes are an integral part of these financial statements.

Pioneer Protected Principal Plus Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Shares                                                                Value
           Construction & Farm Machinery & Heavy Trucks - 1.7%
 1,753     Caterpillar, Inc.                                     $  127,198
 2,579     Deere & Co.                                              240,156
 3,870     PACCAR, Inc.                                             210,838
                                                                 ----------
                                                                 $  578,192
                                                                 ----------
           Electrical Component & Equipment - 0.4%
 1,400     Emerson Electric Co.                                  $   79,324
   578     Rockwell International Corp.                              39,859
                                                                 ----------
                                                                 $  119,183
                                                                 ----------
           Industrial Conglomerates - 0.4%
   930     3M Co.                                                $   78,418
 1,971     General Electric Co.                                      73,065
                                                                 ----------
                                                                 $  151,483
                                                                 ----------
           Industrial Machinery - 0.1%
   402     Parker Hannifin Corp.                                 $   30,275
                                                                 ----------
           Total Capital Goods                                   $1,195,673
                                                                 ----------
           Transportation - 1.3%
           Airlines - 0.3%
 2,196     Delta Air Lines, Inc.*                                $   32,698
 5,112     Southwest Airlines Co.                                    62,366
                                                                 ----------
                                                                 $   95,064
                                                                 ----------
           Railroads - 1.0%
   993     Burlington Northern, Inc.                             $   82,647
 1,474     Canadian National Railway Co.                             69,175
 3,925     Norfolk Southern Corp.                                   197,977
                                                                 ----------
                                                                 $  349,799
                                                                 ----------
           Total Transportation                                  $  444,863
                                                                 ----------
           Automobiles & Components - 0.7%
           Auto Parts & Equipment - 0.5%
 5,038     Johnson Controls, Inc.                                $  181,570
                                                                 ----------
           Automobile Manufacturers - 0.2%
 8,566     Ford Motor Corp.* (b)                                 $   57,649
                                                                 ----------
           Total Automobiles & Components                        $  239,219
                                                                 ----------

  The accompanying notes are an integral part of these financial statements.  17

Pioneer Protected Principal Plus Fund
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/07                                     (continued)
--------------------------------------------------------------------------------

Shares                                                      Value
           Consumer Durables & Apparel - 0.2%
           Apparel, Accessories & Luxury Goods - 0.2%
 1,555     Coach, Inc.*                                  $ 47,552
   587     Liz Claiborne, Inc. (b)                         11,945
                                                         --------
                                                         $ 59,497
                                                         --------
           Total Consumer Durables & Apparel             $ 59,497
                                                         --------
           Media - 1.4%
           Broadcasting & Cable TV - 0.0%
   113     Citadel Broadcasting Corp.                    $    233
                                                         --------
           Movies & Entertainment - 0.1%
 1,485     The Walt Disney Co.                           $ 47,936
                                                         --------
           Publishing - 1.3%
 1,229     Gannett Co.                                   $ 47,931
   209     John Wiley & Sons, Inc.                          8,954
 4,208     McGraw-Hill Co., Inc.                          184,352
 4,868     Reed Elsevier NV (b)                           193,016
                                                         --------
                                                         $434,253
                                                         --------
           Total Media                                   $482,422
                                                         --------
           Retailing - 1.2%
           Department Stores - 0.4%
 1,702     J.C. Penney Co., Inc.                         $ 74,871
 2,062     Nordstrom, Inc.                                 75,737
                                                         --------
                                                         $150,608
                                                         --------
           General Merchandise Stores - 0.4%
 3,006     Target Corp.                                  $150,300
                                                         --------
           Home Improvement Retail - 0.2%
 2,716     Lowe's Companies, Inc.                        $ 61,436
                                                         --------
           Specialty Stores - 0.2%
   873     Barnes & Noble, Inc.                          $ 30,075
 1,420     Staples, Inc.                                   32,759
                                                         --------
                                                         $ 62,834
                                                         --------
           Total Retailing                               $425,178
                                                         --------

18  The accompanying notes are an integral part of these financial statements.

Pioneer Protected Principal Plus Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Shares                                                Value
           Food & Drug Retailing - 0.8%
           Drug Retail - 0.6%
 1,621     CVS Corp.                               $ 64,435
 3,695     Walgreen Co.                             140,706
                                                   --------
                                                   $205,141
                                                   --------
           Food Distributors - 0.2%
 2,206     Sysco Corp.                             $ 68,849
                                                   --------
           Total Food & Drug Retailing             $273,990
                                                   --------
           Food Beverage & Tobacco - 2.1%
           Packaged Foods & Meats - 1.4%
 2,392     Campbell Soup Co.                       $ 85,466
 1,279     General Mills, Inc.                       72,903
 1,946     H.J. Heinz Co., Inc.                      90,839
 2,517     Hershey Foods Corp.                       99,170
   922     Kellogg Co.                               48,340
 3,206     Kraft Foods, Inc.                        104,612
                                                   --------
                                                   $501,330
                                                   --------
           Soft Drinks - 0.7%
 1,264     Coca-Cola Co.                           $ 77,572
 2,100     PepsiCo, Inc.                            159,390
                                                   --------
                                                   $236,962
                                                   --------
           Total Food Beverage & Tobacco           $738,292
                                                   --------
           Household & Personal Products - 0.6%
           Household Products - 0.5%
   421     Clorox Co.                              $ 27,437
 1,859     Colgate-Palmolive Co.                    144,928
                                                   --------
                                                   $172,365
                                                   --------
           Personal Products - 0.1%
   586     Estee Lauder Co.                        $ 25,555
                                                   --------
           Total Household & Personal Products     $197,920
                                                   --------

  The accompanying notes are an integral part of these financial statements.  19

Pioneer Protected Principal Plus Fund
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/07                                     (continued)
--------------------------------------------------------------------------------


Shares                                                          Value
           Health Care Equipment & Services - 1.5%
           Health Care Equipment - 1.5%
 2,062     Becton, Dickinson & Co.                           $172,342
 1,235     C. R. Bard, Inc.                                   117,078
 1,373     Medtronic, Inc.                                     69,021
 1,959     St. Jude Medical, Inc.*                             79,614
 1,038     Zimmer Holdings, Inc.*                              68,664
                                                             --------
                                                             $506,719
                                                             --------
           Total Health Care Equipment & Services            $506,719
                                                             --------
           Pharmaceuticals & Biotechnology - 2.0%
           Pharmaceuticals - 2.0%
 1,951     Abbott Laboratories                               $109,549
 1,534     Barr Laboratories, Inc.*                            81,455
 1,273     Eli Lilly & Co.                                     67,965
 1,215     Merck & Co., Inc.                                   70,604
 3,964     Pfizer, Inc.                                        90,102
 1,087     Roche Holdings AG (A.D.R.)                          93,812
 4,871     Schering-Plough Corp.                              129,763
   884     Teva Pharmaceutical Industries, Ltd. (A.D.R.)       41,088
                                                             --------
                                                             $684,338
                                                             --------
           Total Pharmaceuticals & Biotechnology             $684,338
                                                             --------
           Banks - 1.3%
           Diversified Banks - 0.7%
   654     Banco Bilbao Vizcaya SP (A.D.R.)                  $ 15,859
 3,075     U.S. Bancorp                                        97,601
 1,097     Wachovia Corp.                                      41,719
 3,045     Wells Fargo & Co.                                   91,929
                                                             --------
                                                             $247,108
                                                             --------
           Regional Banks - 0.6%
 3,467     National City Corp.                               $ 57,067
 1,452     SunTrust Banks, Inc.                                90,735
 1,233     Zions Bancorporation                                57,569
                                                             $205,371
                                                             --------
           Total Banks                                       $452,479
                                                             --------

20  The accompanying notes are an integral part of these financial statements.

Pioneer Protected Principal Plus Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Shares                                                        Value
           Diversified Financials - 0.4%
           Asset Management & Custody Banks - 0.2%
   968     T. Rowe Price Associates, Inc.                  $ 58,932
                                                           --------
           Consumer Finance - 0.2%
 1,507     American Express Co.                            $ 78,394
                                                           --------
           Total Diversified Financials                    $137,326
                                                           --------
           Insurance - 1.1%
           Life & Health Insurance - 0.3%
 1,517     MetLife, Inc.                                   $ 93,478
                                                           --------
           Multi-Line Insurance - 0.2%
   833     Hartford Financial Services Group, Inc.         $ 72,629
                                                           --------
           Property & Casualty Insurance - 0.6%
 3,115     Chubb Corp.                                     $170,017
 1,023     Safeco Corp.                                      56,961
                                                           --------
                                                           $226,978
                                                           --------
           Total Insurance                                 $393,085
                                                           --------
           Software & Services - 1.0%
           Application Software - 0.2%
 1,528     Adobe Systems, Inc.*                            $ 65,291
                                                           --------
           Data Processing & Outsourced Services - 0.4%
 1,391     Automatic Data Processing, Inc.                 $ 61,941
   718     DST Systems, Inc.*                                59,271
   738     Fiserv, Inc.*                                     40,952
                                                           --------
                                                           $162,164
                                                           --------
           Systems Software - 0.4%
 3,727     Microsoft Corp.                                 $132,681
                                                           --------
           Total Software & Services                       $360,136
                                                           --------

  The accompanying notes are an integral part of these financial statements.  21

Pioneer Protected Principal Plus Fund
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/07                                     (continued)
--------------------------------------------------------------------------------

Shares                                                        Value
           Technology Hardware & Equipment - 2.5%
           Communications Equipment - 1.2%
 2,667     Cisco Systems, Inc.*                            $ 72,196
 1,552     Corning, Inc.*                                    37,232
 5,909     Motorola, Inc.                                    94,780
 4,994     Nokia Corp. (A.D.R.)                             191,720
                                                           --------
                                                           $395,928
                                                           --------
           Computer Hardware - 0.9%
 2,994     Dell, Inc.*                                     $ 73,383
 3,563     Hewlett-Packard Co.                              179,860
 3,560     Sun Microsystems, Inc.*                           64,543
                                                           --------
                                                           $317,786
                                                           --------
           Computer Storage & Peripherals - 0.1%
 2,100     EMC Corp.*                                      $ 38,913
                                                           --------
           Office Electronics - 0.3%
 2,414     Canon, Inc. (A.D.R.)*                           $110,634
                                                           --------
           Total Technology Hardware & Equipment           $863,261
                                                           --------
           Semiconductors - 1.0%
           Semiconductor Equipment - 0.2%
 3,222     Applied Materials, Inc.                         $ 57,223
                                                           --------
           Semiconductors - 0.8%
 5,104     Intel Corp.                                     $136,073
 4,156     Texas Instruments, Inc.                          138,810
                                                           --------
                                                           $274,883
                                                           --------
           Total Semiconductors                            $332,106
                                                           --------
           Telecommunication Services - 1.0%
           Integrated Telecommunication Services - 1.0%
 6,470     AT&T Corp.                                      $268,893
 1,454     Verizon Communications, Inc.                      63,525
 1,532     Windstream Corp.                                  19,947
                                                           --------
                                                           $352,365
                                                           --------
           Total Telecommunication Services                $352,365
                                                           --------

22  The accompanying notes are an integral part of these financial statements.

Pioneer Protected Principal Plus Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

     Shares                                                           Value
                 Utilities - 0.3%
                 Electric Utilities - 0.2%
      1,534      Southern Co.                                    $   59,443
                                                                 ----------
                 Multi-Utilities - 0.1%
      1,044      Consolidated Edison, Inc.                       $   50,999
                                                                 ----------
                 Total Utilities                                 $  110,442
                                                                 ----------
                 TOTAL COMMON STOCKS
                 (Cost $9,419,132)                               $9,654,287
                                                                 ----------

Principal
Amount
                 U.S. GOVERNMENT OBLIGATIONS - 71.6%
                 Government - 71.6%
$26,080,000      U.S. Treasury Strip 0%, 11/15/09               $24,645,365
                                                                -----------
                 TOTAL U.S. GOVERNMENT OBLIGATIONS
                 (Cost $24,019,238)                             $24,645,365
                                                                -----------
                 TEMPORARY CASH INVESTMENTS - 0.8 %
                 Security Lending Collateral - 0.8 %
    277,955      Securities Lending Investment Fund, 5.19%      $   277,955
                                                                -----------
                 TOTAL TEMPORARY CASH INVESTMENTS
                 (Cost $277,955)                                $   277,955
                                                                -----------
                 TOTAL INVESTMENT IN SECURITIES - 100.4%
                 (Cost $33,716,325) (a)                         $34,577,607
                                                                -----------
                 OTHER ASSETS AND LIABILITIES - (0.4)%          $  (151,347)
                                                                -----------
                 TOTAL NET ASSETS - 100.0%                      $34,426,260
                                                                ===========

*        Non-income producing security.

(A.D.R.) American Depositary Receipt

(a) At December, 31, 2007 the net unrealized gain on investments based on cost for federal income tax purposes of $34,819,420 was as follows:

           Aggregate gross unrealized gain for all investments in which there is
           an excess of value over tax cost.                                        $ 293,046
           Aggregate gross unrealized loss for all investments in which there is
           an excess of value over tax cost.                                         (534,859)
                                                                                    ---------
           Net Unrealized loss                                                      $(241,813)
                                                                                    =========

  The accompanying notes are an integral part of these financial statements.  23

Pioneer Protected Principal Plus Fund
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/07                                     (continued)
--------------------------------------------------------------------------------

(b)      At December 31, 2007, the following securities were out on loan:

         Shares     Security                         Value
          8,004     Ford Motor Corp. *            $ 53,867
            577     Liz Claiborne, Inc.             11,742
          4,700     Reed Elsevier NV (A.D.R.)      186,355
                                                  --------
                    Total                         $251,964
                                                  ========

Purchases and sales of securities (excluding temporary cash investments) for the year ended December, 31, 2007 aggregated $37,522,576 and $51,827,095, respectively.

24  The accompanying notes are an integral part of these financial statements.

Pioneer Protected Principal Plus Fund
--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES 12/31/07
--------------------------------------------------------------------------------

ASSETS:
  Investment in securities (including securities
    loaned of $251,964) (cost $33,716,325)            $34,577,607
  Cash                                                    381,821
  Receivables -
    Investment securities sold                             20,170
    Dividends and interest                                 26,180
  Other                                                     1,857
                                                      -----------
      Total assets                                    $35,007,635
                                                      -----------
LIABILITIES:
  Payables -
    Fund shares repurchased                           $   201,746
    Upon return of securities loaned                      277,955
  Due to affiliates                                        15,511
  Accrued expenses                                         60,850
  Other                                                    25,313
                                                      -----------
      Total liabilities                               $   581,375
                                                      -----------
NET ASSETS:
  Paid-in capital                                     $34,789,735
  Undistributed net investment income                       5,226
  Accumulated net realized loss on investments         (1,229,983)
  Net unrealized gain on investments                      861,282
                                                      -----------
      Total net assets                                $34,426,260
                                                      ===========
NET ASSET VALUE PER SHARE:
(Unlimited number of shares authorized)
  Class A (based on $10,376,116/1,098,308 shares)     $      9.45
                                                      ===========
  Class B (based on $19,461,425/2,054,120 shares)     $      9.47
                                                      ===========
  Class C (based on $4,588,719/481,529 shares)        $      9.53
                                                      ===========
MAXIMUM OFFERING PRICE:
  Class A ($9.45 [divided by] 94.25%)                 $     10.03
                                                      ===========

  The accompanying notes are an integral part of these financial statements.  25

Pioneer Protected Principal Plus Fund
--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
For the Year Ended 12/31/07

INVESTMENT INCOME:
  Dividends (net of foreign taxes withheld of $2,327)    $ 304,514
  Interest                                               1,089,946
  Income from securities loaned, net                            85
                                                         ---------
      Total investment income                                            $1,394,545
                                                                         ----------
EXPENSES:
  Financial warranty fee                                 $ 342,695
  Management fees                                          161,599
  Transfer agent fees and expenses
    Class A                                                 24,474
    Class B                                                 34,602
    Class C                                                 10,089
  Distribution fees
    Class A                                                 31,318
    Class B                                                224,624
    Class C                                                 53,257
  Administrative fees                                        9,071
  Custodian fees                                            50,803
  Professional fees                                         42,749
  Printing expense                                          13,097
  Fees and expenses of nonaffiliated trustees                6,427
  Miscellaneous                                              2,524
                                                         ---------
      Total expenses                                                     $1,007,329
      Less fees paid indirectly                                              (2,766)
                                                                         ----------
      Net expenses                                                       $1,004,563
                                                                         ----------
        Net investment income                                            $  389,982
                                                                         ----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized gain on investments                                       $1,816,127
  Change in net unrealized gain on investments                             (832,953)
                                                                         ----------
  Net gain on investments                                                $  983,174
                                                                         ----------
  Net increase in net assets resulting from operations                   $1,373,156
                                                                         ==========

26  The accompanying notes are an integral part of these financial statements.

Pioneer Protected Principal Plus Fund
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
For the Years Ended 12/31/07 and 12/31/06, respectively

                                                           Year Ended         Year Ended
                                                            12/31/07           12/31/06
FROM OPERATIONS:
Net investment income                                     $    389,982       $    478,866
Net realized gain on investments                             1,816,127            892,067
Change in net unrealized gain (loss) on investments           (832,953)         1,137,597
                                                          ------------       ------------
    Net increase in net assets resulting from
      operations                                          $  1,373,156       $  2,508,530
                                                          ------------       ------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
    Class A ($0.16 and $0.15 per share, respectively)     $   (176,302)      $   (224,184)
    Class B ($0.08 and $0.08 per share, respectively)         (174,743)          (198,024)
    Class C ($0.08 and $0.06 per share, respectively)          (38,248)           (51,858)
Net realized gain:
    Class A ($0.64 and $0.19 per share, respectively)         (675,854)          (278,003)
    Class B ($0.64 and $0.19 per share, respectively)       (1,285,827)          (497,929)
    Class C ($0.64 and $0.19 per share, respectively)         (298,313)          (121,660)
                                                          ------------       ------------
      Total distributions to shareowners                  $ (2,649,287)      $ (1,371,658)
                                                          ------------       ------------
FROM FUND SHARE TRANSACTIONS:
Reinvestment of distributions                             $  2,554,283       $  1,069,466
Cost of shares repurchased                                 (13,122,875)       (18,756,345)
                                                          ------------       ------------
    Net decrease in net assets resulting from fund
      share transactions                                  $(10,568,592)      $(17,686,879)
                                                          ------------       ------------
    Net decrease in net assets                            $(11,844,723)      $(16,550,007)
NET ASSETS:
Beginning of year                                           46,270,983         62,820,990
                                                          ------------       ------------
End of year                                               $ 34,426,260       $ 46,270,983
                                                          ============       ============
Undistributed net investment income                       $      5,226       $      4,800
                                                          ============       ============

  The accompanying notes are an integral part of these financial statements.  27

Pioneer Protected Principal Plus Fund
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS                                  (continued)
--------------------------------------------------------------------------------

                                 '07 Shares       '07 Amount      '06 Shares       '06 Amount
CLASS A
Reinvestment of distributions       90,616       $   877,273         44,389       $   441,367
Less shares repurchased           (458,011)       (4,616,305)      (733,763)       (7,198,109)
                                  --------       -----------       --------       -----------
    Net decrease                  (367,395)      $(3,739,032)      (689,374)      $(6,756,742)
                                  ========       ===========       ========       ===========
CLASS B
Reinvestment of distributions      139,373       $ 1,338,795         51,346       $   509,494
Less shares repurchased           (663,041)       (6,649,564)      (911,237)       (8,960,134)
                                  --------       -----------       --------       -----------
    Net decrease                  (523,668)      $(5,310,769)      (859,891)      $(8,450,640)
                                  ========       ===========       ========       ===========
CLASS C
Reinvestment of distributions       35,005       $   338,215         11,889       $   118,605
Less shares repurchased           (183,593)       (1,857,006)      (263,518)       (2,598,102)
                                  --------       -----------       --------       -----------
    Net decrease                  (148,588)      $(1,518,791)      (251,629)      $(2,479,497)
                                  ========       ===========       ========       ===========

28  The accompanying notes are an integral part of these financial statements.

Pioneer Protected Principal Plus Fund
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                              Year Ended  Year Ended   Year Ended   Year Ended   Year Ended
                                                               12/31/07    12/31/06     12/31/05     12/31/04     12/31/03
CLASS A
Net asset value, beginning of period                            $  9.88     $  9.69      $ 10.10      $ 10.21      $ 10.075
                                                                -------     -------      -------      -------      --------
Increase from investment operations:
  Net investment income                                         $  0.16     $  0.16      $  0.16      $  0.16      $  0.173
  Net realized and unrealized gain (loss) on investments           0.21        0.37        (0.16)        0.11         0.145
                                                                -------     -------      -------      -------      --------
    Net increase from investment operations                     $  0.37     $  0.53      $  0.00      $  0.27      $  0.318
Distributions to shareowners:
  Net investment income                                           (0.16)      (0.15)       (0.16)       (0.16)       (0.178)
  Net realized gain                                               (0.64)      (0.19)       (0.25)       (0.22)       (0.001)
                                                                -------     -------      -------      -------      --------
Net increase (decrease) in net asset value                      $ (0.43)    $  0.19      $ (0.41)     $ (0.11)     $  0.139
                                                                -------     -------      -------      -------      --------
Net asset value, end of period                                  $  9.45     $  9.88      $  9.69      $ 10.10      $ 10.214
                                                                =======     =======      =======      =======      ========
Total return*                                                      3.76%       5.54%        0.03%        2.63%         3.08%
Ratio of net expenses to average net assets+                       1.99%       2.10%        2.10%        2.07%         2.10%
Ratio of net investment income to average net assets+              1.46%       1.38%        1.35%        1.35%         1.44%
Portfolio turnover rate                                              50%         21%          31%          39%           84%
Net assets, end of period (in thousands)                        $10,376     $14,480      $20,876      $31,045      $ 45,700
Ratios with no waiver of management fees and assumptions of
  expenses by PIM and no reductions for fees paid indirectly:
  Net expenses                                                     2.00%       2.12%        2.17%        2.07%         2.10%
  Net investment income                                            1.45%       1.36%        1.27%        1.35%         1.44%
Ratios with waiver of management fees and assumptions of
  expenses by PIM and no reductions for fees paid indirectly:
  Net expenses                                                     2.00%       2.10%        2.10%        2.07%         2.10%
  Net investment income                                            1.45%       1.38%        1.35%        1.35%         1.44%

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
+    Ratio with no reduction for fees paid indirectly.

  The accompanying notes are an integral part of these financial statements.  29

Pioneer Protected Principal Plus Fund
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                              Year Ended  Year Ended   Year Ended   Year Ended   Year Ended
                                                               12/31/07    12/31/06     12/31/05     12/30/04     12/31/03
CLASS B
Net asset value, beginning of period                            $  9.90     $  9.70      $ 10.11      $ 10.21      $ 10.076
                                                                -------     -------      -------      -------      --------
Increase (decrease) from investment operations:
  Net investment income                                         $  0.08     $  0.08      $  0.07      $  0.07      $  0.076
  Net realized and unrealized gain on investments                  0.21        0.39        (0.15)        0.12         0.160
                                                                -------     -------      -------      -------      --------
    Net increase from investment operations                     $  0.29     $  0.47      $ (0.08)     $  0.19      $  0.236
Distributions to shareowners:
  Net investment income                                           (0.08)      (0.08)       (0.08)       (0.08)       (0.099)
  Net realized gain                                               (0.64)      (0.19)       (0.25)       (0.22)       (0.001)
                                                                -------     -------      -------      -------      --------
Net increase (decrease) in net asset value                      $ (0.43)    $  0.20      $ (0.41)     $ (0.11)     $  0.136
                                                                -------     -------      -------      -------      --------
Net asset value, end of period                                  $  9.47     $  9.90      $  9.70      $ 10.11      $ 10.212
                                                                =======     =======      =======      =======      ========
Total return*                                                      2.98%       4.84%       (0.80)%       1.94%         2.29%
Ratio of net expenses to average net assets+                       2.71%       2.81%        2.85%        2.80%         2.85%
Ratio of net investment income to average net assets+              0.75%       0.67%        0.60%        0.62%         0.69%
Portfolio turnover rate                                              50%         21%          31%          39%           84%
Net assets, end of period (in thousands)                        $19,461     $25,521      $33,349      $46,454      $ 61,181
Ratios with no waiver of management fees and assumptions of
 expenses by PIM and no reductions for fees paid indirectly:
 Net expenses                                                      2.71%       2.81%        2.90%        2.80%         2.85%
 Net investment income                                             0.75%       0.67%        0.54%        0.62%         0.69%
Ratios with waiver of management fees and assumptions of
  expenses by PIM and no reductions for fees paid indirectly:
  Net expenses                                                     2.71%       2.81%        2.85%        2.80%         2.85%
  Net investment income                                            0.75%       0.67%        0.59%        0.62%         0.69%

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
+    Ratio with no reduction for fees paid indirectly.

  The accompanying notes are an integral part of these financial statements.  30

Pioneer Protected Principal Plus Fund
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                               Year Ended  Year Ended   Year Ended   Year Ended   Year Ended
                                                                12/31/07    12/31/06     12/31/05     12/31/04     12/31/03
CLASS C
Net asset value, beginning of period                             $  9.95     $  9.75      $ 10.14      $ 10.23      $ 10.074
                                                                 -------     -------      -------      -------      --------
Increase (decrease) from investment operations:
  Net investment income (loss)                                   $  0.08     $  0.08      $  0.07      $  0.08      $  0.090
  Net realized and unrealized gain (loss) on investments            0.22        0.39        (0.15)        0.11         0.150
                                                                 -------     -------      -------      -------      --------
    Net increase from investment operations                      $  0.30     $  0.47      $ (0.08)     $  0.19      $  0.240
Distributions to shareowners:
  Net investment income                                            (0.08)      (0.08)       (0.06)       (0.06)       (0.080)
  Net realized gain                                                (0.64)      (0.19)       (0.25)       (0.22)       (0.001)
                                                                 -------     -------      -------      -------      --------
Net increase (decrease) in net asset value                       $ (0.42)    $  0.20      $ (0.39)     $ (0.09)     $  0.159
                                                                 -------     -------      -------      -------      --------
Net asset value, end of period                                   $  9.53     $  9.95      $  9.75      $ 10.14      $ 10.233
                                                                 =======     =======      =======      =======      ========
Total return*                                                       3.01%       4.86%       (0.74)%       1.85%         2.40%
Ratio of net expenses to average net assets+                        2.75%       2.77%        2.85%        2.81%         2.84%
Ratio of net investment income (loss) to average net assets+        0.71%       0.71%        0.59%        0.60%         0.70%
Portfolio turnover rate                                               50%         21%          31%          39%           84%
Net assets, end of period (in thousands)                         $ 4,589     $ 6,271      $ 8,597      $14,700      $ 25,097
Ratios with no waiver of management fees and assumptions of
  expenses by PIM and no reductions for fees paid indirectly:
  Net expenses                                                      2.75%       2.77%        3.02%        2.81%         2.84%
  Net investment income                                             0.71%       0.71%        0.42%        0.60%         0.70%
Ratios with waiver of management fees and assumptions of
  expenses by PIM and no reductions for fees paid indirectly:
  Net expenses                                                      2.74%       2.77%        2.85%        2.81%         2.84%
  Net investment income                                             0.72%       0.71%        0.59%        0.60%         0.70%

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
+    Ratio with no reduction for fees paid indirectly.

  The accompanying notes are an integral part of these financial statements.  31

Pioneer Protected Principal Plus Fund
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/07
--------------------------------------------------------------------------------

1.   Organization and Significant Accounting Policies

Pioneer Protected Principal Plus Fund (the "Fund"), organized as a Delaware statutory trust on October 2, 2001, is a diversified portfolio of Pioneer Protected Principal Trust which is registered with the Securities and Exchange Commission under the Investment Company Act of 1940 (the 1940 Act) as a open-end management investment company.

The life of the Fund is divided into three phases: an Offering Period (which ended on December 18, 2002), a Guarantee Period (from December 20, 2002 to December 21, 2009 (the "Maturity Date"), and a Post-Guarantee Period, which begins on or about December 22, 2009. During the Guarantee Period, the Fund's investment objective is capital preservation in order to have a net asset value on the Maturity Date at least equal to the "Guaranteed Amount". Each shareowner's Guaranteed Amount will be equal to the initial amount invested (net of any initial sales charges) plus a minimum annual compounded return on such amount (2.00% on Class A Shares and 1.25% on Class B and C Shares), less any extraordinary expenses and any amounts that Pioneer Investment Management, Inc.
(PIM) is obligated to pay under the Financial Warranty Agreement (see Note 3) and fails to do so in a timely manner. In order to receive the Guaranteed Amount, shareowners must maintain their initial investment, not redeem any shares for seven years and reinvest all dividends and distributions. The Fund also seeks capital appreciation as a secondary objective during the Guarantee Period. During the Post-Guarantee Period, the Fund's investment objective will be long-term growth of capital. During the Guarantee Period, the Fund's net asset value may decline below the Guaranteed Amount.

The Fund has issued three classes of shares - Class A, Class B and Class C shares. Each class of shares represents an interest in the same portfolio of investments of the Fund and has equal rights to voting, redemptions, dividends and liquidation, except that each class of shares can bear different transfer agent and distribution fees and has exclusive voting rights with respect to the distribution plans that have been adopted by Class A, Class B and Class C shareowners, respectively.

The Fund's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Fund to, among other things, make estimates and

Pioneer Protected Principal Plus Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gains and losses on investments during the reporting period. Actual results could differ from those estimates.

At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

The Fund's prospectuses contain information regarding the Fund's principal risks. Please refer to those documents when considering the Fund's risks.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements, which are consistent with those policies generally accepted in the investment company industry:

A.   Security Valuation

     Security transactions are recorded as of trade date. The net asset value is computed once daily, on each day the New York Stock Exchange (NYSE) is open, as of the close of regular trading on the NYSE. In computing the net asset value, debt securities are valued at prices supplied by independent pricing services, which consider such factors as Treasury spreads, yields, maturities and ratings. Valuations may be supplemented by dealers and other sources, as required. Equity securities are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not generally reported, are valued at the mean between the last bid and asked prices. Securities for which market quotations are not readily available are valued at their fair values as determined by, or under the direction of, the Board of Trustees. Trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. The Fund also may use the fair value of a security including a non-U.S. security when the closing market price on the principal exchange where the security is traded no longer reflects the value of the security. At

Pioneer Protected Principal Plus Fund
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/07                               (continued)
--------------------------------------------------------------------------------

     December 31, 2007, there were no securities fair valued. Temporary cash investments are valued at amortized cost, which approximates fair market value.

     Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence. All discounts/premiums on debt securities are accreted/ amortized into interest income for financial purposes. Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis.

     Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

B.   Federal Income Taxes

     It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required. Tax years prior to 2004 are closed (not subject to examination by tax authorities) due to the expiration of statute of limitations; all other tax years are open.

     The amounts and characterizations of distributions to shareowners for financial reporting purposes are determined in accordance with federal income tax rules. Therefore, the source of the Fund's distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.

     The Fund has reclassified $263 to decrease accumulated net realized loss on investments, $263 to decrease undistributed net investment income to reflect permanent book/tax differences. The reclassification has no impact on the net asset value of the Fund and is designed to present the Fund's capital accounts on a tax basis.

Pioneer Protected Principal Plus Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

     The Fund has elected to defer $126,888 of capital losses recognized between November 1, 2007 and December 31, 2007 to its fiscal year ending December 31, 2008.

     The tax character of distributions paid during the years ending December 31, 2007 and 2006 were as follows:

--------------------------------------------------------
                                2007            2006
--------------------------------------------------------
Distributions paid from:
Ordinary income              $  441,038      $  538,649
Long-term capital gain        2,208,249         833,009
                             ----------      ----------
  Total                      $2,649,287      $1,371,658
                             ==========      ==========
--------------------------------------------------------

     The following shows the components of distributable earnings on a federal income tax basis at December 31, 2007.

--------------------------------------------------------
                                                 2007
--------------------------------------------------------
Undistributed ordinary income                 $   5,226
Current year post October loss deferred        (126,888)
Unrealized depreciation                        (241,813)
                                              ---------
  Total                                       $(363,475)
                                              =========
--------------------------------------------------------

     The difference between book-basis and tax-basis unrealized appreciation is primarily attributable to the tax deferral of losses on wash sales.

C.   Fund Shares

     The Fund records sales and repurchases of its shares as of trade date.

D.   Class Allocations

     Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class B and Class C shares of the Fund, respectively (see Note 5). Shareowners of each class share all expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services, which are allocated based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3). Income, common expenses and realized

Pioneer Protected Principal Plus Fund
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/07                               (continued)
--------------------------------------------------------------------------------

     and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on the respective percentage of adjusted net assets at the beginning of the day.

     Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner, at the same time, and in the same amount, except that Class A, Class B and Class C shares can bear different transfer agent and distribution expense rates.

E.   Securities Lending

     The Fund lends securities in its portfolio to certain broker-dealers or other institutional investors, with the Fund's custodian acting as the lending agent. When entering into a loan, the Fund receives collateral, which is maintained by the custodian and earns income in the form of negotiated lenders' fees. The Fund also continues to receive interest or payments in lieu of dividends on the securities loaned. Gain or loss on the fair value of the loaned securities that may occur during the term of the loan will be for the account of the Fund. The loans are secured by collateral of at least 102%, at all times, of the fair value of the securities loaned. The amount of the collateral will be adjusted daily to reflect any price fluctuation in the value of the loaned securities. The Fund has the right under the lending agreements to recover the securities from the borrower on demand. The Fund invests cash collateral in the Securities Lending Investment Fund, which is sponsored by Brown Brothers Harriman & Co., the Fund's custodian.

2.   Management Agreement

PIM, a wholly owned indirect subsidiary of UniCredito Italiano S.p.A. (Unicredito Italiano), manages the Fund's portfolio. Prior to August 1, 2006, The Fund paid PIM an annual fee during the Guarantee Period equal to 0.70% of the Fund's average daily net assets. Effective August 1, 2006, PIM contractually agreed to limit its annual fee during the Guarantee Period to 0.40% of the Fund's average net assets. If the Fund is required by the terms of the Financial Warranty Agreement (see Note 3) to invest solely in a portfolio of U.S. government securities and other debt securities or to invest all of the Fund's assets in a defeasance portfolio consisting entirely of zero coupon U.S. government securities (and cash or cash equivalents to the extent necessary to meet redemption requests), PIM's fee will be reduced to

Pioneer Protected Principal Plus Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

0.20% of average daily net assets. The fee is computed daily and paid monthly. PIM has contractually agreed until the maturity date not to impose all or a portion of its management fee and, if necessary to assume other operating expenses of the Fund to the extent necessary to limit Fund expenses to 2.10%, 2.85% and 2.85% of the average daily net assets attributable to Class A, Class B and Class C shares, respectively.

Effective January 1, 2007 PIM has agreed to waive 0.30% of its management fee until the end of the Guarantee Period.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $1,204 in management fees, administrative cost and certain other services payable to PIM at December 31, 2007.

3.   Financial Warranty Agreement

The Fund has entered into a Financial Warranty Agreement (the "Financial Warranty") with Main Place Funding, LLC, to protect against the Fund having insufficient assets to redeem shares at the Guaranteed Amount on the Maturity Date. The value, if any of the Financial Warranty, to the Fund and/or its shareowners, is not determinable until the Maturity Date, as described in Note
1. The Fund, and not the Fund's shareowners, is the holder of the Financial Warranty, which will enable the Fund, assuming that the Fund complies with the conditions imposed under the Financial Warranty, and that Main Place Funding LLC (a AA rated monoline insurer) does not default on its obligations, to pay redemption proceeds on the Maturity Date for the Guaranteed Amount discussed in
Note 1. Main Place Funding, LLC will be required to fund the amount of any shortfall from the Guaranteed Amount on the Maturity Date (subject to the terms of the Financial Warranty), whether or not shareowners redeem their shares on the Maturity Date. The Fund's Board of Trustees and PIM will be able to amend the terms of the Financial Warranty at any time without shareowner approval, subject to the agreement of Main Place Funding, LLC. The Fund pays Main Place Funding, LLC an annual fee equal to 0.85% of the average daily net assets of the Fund during the Guarantee Period for providing the Financial Warranty. During the Guarantee Period, shareowners may request a free copy of the most

Pioneer Protected Principal Plus Fund
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/07                               (continued)
--------------------------------------------------------------------------------

recent quarterly report of Main Place Funding, LLC and its indirect parent, Bank of America Corporation.

4.   Transfer Agent

PIMSS, a wholly owned indirect subsidiary of UniCredito Italiano, provides substantially all transfer agent and shareholder services to the Fund at negotiated rates. Included in "Due to affiliates" is $12,115 in transfer agent fees payable to PIMSS at December 31, 2007.

5.   Distribution Plans

The Fund adopted a Plan of Distribution for each class of shares (Class A Plan, Class B Plan and Class C Plan) in accordance with Rule 12b-1 of the Investment Company Act of 1940. Currently under the Class A Plan, Pioneer Funds Distributor, Inc. (PFD) is reimbursed for distribution expense in an amount of a service fee of up to 0.25% of the Fund's average daily net assets attributable to Class A shares in reimbursement of its actual expenditures to finance activities primarily intended to result in the sale of Class A shares. Pursuant to the Class B Plan and the Class C Plan, PFD the Fund pays 1.00% of the average daily net assets attributable to each class of shares. The fee consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class B and Class C shares. Included in "Due to Affiliates" is $2,192 in distribution fees payable to PFD at December 31, 2007.

In addition, redemptions of each class of shares may be subject to a contingent deferred sales charge (CDSC). Proceeds from the CDSCs are paid to PFD, the principal underwriter of the Fund and a wholly owned indirect subsidiary of Unicredito Italiano. For the year ended December 31, 2007, CDSCs in the amount of $52,648 were paid to PFD.

6.   Expense Offsets

The Fund has entered into certain expense offset arrangements with PIMSS resulting in a reduction in the Fund's total expenses, due to interest earned on cash held by PIMSS. For the year ended December 31, 2007, expenses were reduced by $2,766 under such arrangements.

Pioneer Protected Principal Plus Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

7.   New Pronouncements

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Fund's financial statement disclosures.

ADDITIONAL INFORMATION (unaudited)

The percentages of the Fund's ordinary income distributions that are exempt from nonresident alien (NRA) tax withholding resulting from qualified interest income and qualified short term gains were 75.38% and 11.68% respectively.

Pioneer Protected Principal Plus Fund
--------------------------------------------------------------------------------
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

To the Board of Trustees of Pioneer Protected Principal Trust and the Shareowners of Pioneer Protected Principal Plus Fund:

We have audited the accompanying statement of assets and liabilities of Pioneer Protected Principal Plus Fund, one of the portfolios constituting the Pioneer Protected Principal Trust (the "Trust"), including the schedule of investments, as of December 31, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Protected Principal Plus Fund of the Pioneer Protected Principal Trust at December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

                                                           /s/ Ernst & Young LLP

Boston, Massachusetts
February 19, 2008

Pioneer Protected Principal Plus Fund
--------------------------------------------------------------------------------
APPROVAL OF INVESTMENT ADVISORY AGREEMENT
--------------------------------------------------------------------------------

Pioneer Investment Management, Inc. (PIM) serves as the Fund's investment adviser pursuant to an investment advisory agreement between PIM and the Fund. The Trustees of the Fund, as required by law, determine annually whether to continue the investment advisory agreement for the Fund.

In connection with their most recent consideration of the investment advisory agreement for the Fund, the Trustees received and reviewed a substantial amount of information provided by PIM in response to requests of the independent Trustees and their independent legal counsel. The independent Trustees met on a number of occasions with PIM and also separately with their independent legal counsel to evaluate and discuss the information provided to them by PIM. At a meeting held on November 13, 2007, based on their evaluation of the information provided by PIM, the Trustees, including the independent Trustees voting separately, unanimously approved the continuation of the investment advisory agreement for another year.

In considering the continuation of the investment advisory agreement, the Trustees considered various factors that they determined were relevant, including the factors described below. The Trustees did not identify any single factor as the controlling factor in determining to approve the continuation of the agreement.

Nature, Extent and Quality of Services

The Trustees considered the nature, extent and quality of the services provided by PIM to the Fund, taking into account the investment objective and strategy of the Fund and the information related to the Fund provided to the Trustees at each quarterly meeting. The Trustees reviewed the terms of the investment advisory agreement. The Trustees also reviewed PIM's investment approach for the Fund and its research process. The Trustees considered the resources of PIM and the personnel of PIM who provide investment management services to the Fund. They also considered PIM's compliance and legal resources and personnel.

In addition, the Trustees considered the other services that PIM provides to the Fund under the investment advisory agreement and that, as administrator, PIM is responsible for the administration of the Fund's business and other affairs. It was noted that PIM supervises and monitors the performance of the Fund's service providers and provides the Fund with personnel (including officers) as are necessary

Pioneer Protected Principal Plus Fund
--------------------------------------------------------------------------------
APPROVAL OF INVESTMENT ADVISORY AGREEMENT                            (continued)
--------------------------------------------------------------------------------

for the Fund's operations. The Trustees considered the fees paid to PIM for the provision of such services.

Based on these considerations, the Trustees concluded that the nature, extent and quality of services provided by PIM to the Fund were satisfactory and consistent with the terms of the investment advisory agreement.

Performance of the Fund

The Trustees considered the performance results of the Fund over various time periods. They reviewed information comparing the Fund's performance with the average performance of its peer group of funds as classified by Morningstar, Inc. (Morningstar), an independent provider of investment company data, and with the performance of the Fund's benchmark index. The Trustees considered that the Fund's annualized total return was in the fifth quintile of its Morningstar category for the one and three year periods ended June 30, 2007. (In all quintile rankings referred to throughout this disclosure, first quintile is most favorable to the Fund's shareowners. Thus, highest relative performance would be first quintile and lowest relative expenses would also be first quintile.) The Trustees discussed the Fund's principal protection strategy. They noted that the Fund pays a fee to a financial institution to guarantee that the Fund's shares will have at least a specified net asset value and that such fee effects the Fund's performance. After discussing the other reasons for the Fund's underperformance with PIM, the Trustees agreed that they would continue to monitor the performance of the Fund closely.

Management Fee and Expenses

The Trustees considered information on the fees and expenses of the Fund in comparison to the management fees of its peer group of funds as classified by Morningstar and the expense ratios of a peer group of funds selected on the basis of criteria determined by the independent Trustees for this purpose using data provided by Strategic Insight Mutual Fund Research and Consulting, LLC (Strategic Insight), an independent third party.

The Trustees considered that the Fund's management fee for the twelve months ended June 30, 2007 was in the second quintile relative to the management fees paid by other funds in its peer group Morningstar category for the comparable period. The Trustees noted that PIM reduced its management fee in 2006. The Trustees also

Pioneer Protected Principal Plus Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

considered that the Fund's expense ratio for the twelve months ended June 30, 2007 was in the fifth quintile relative to its Strategic Insight peer group. The Trustees noted that the Fund pays a fee to a financial institution to guarantee that the Fund's shares will have at least a specified net asset value, which fee effects the comparability of the Fund's expense ratio with its Strategic Insight peer group. It was noted that PIM did not currently manage any accounts with an investment objective and strategies that were similar to the Fund.

The Trustees concluded that the management fee payable by the Fund to PIM was reasonable in relation to the nature and quality of services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies. The Trustees also concluded that the Fund's expense ratio was reasonable, taking into account the size of the Fund, the cost and the benefits of the financial guarantee, the quality of services provided by PIM and the contractual expense limitation agreed to by PIM with respect to the Fund.

Profitability

The Trustees considered information provided by PIM regarding the profitability of PIM with respect to the advisory services provided by PIM to the Fund, including the methodology used by PIM in allocating certain of its costs to the management of the Fund. The Trustees also considered PIM's profit margin in connection with the overall operation of the Fund. They further reviewed the financial results realized by PIM and its affiliates from non-fund businesses. The Trustees considered PIM's profit margins with respect to the Fund in comparison to the limited industry data available and noted that the profitability of any adviser was affected by numerous factors, including its organizational structure and method for allocating expenses. The Trustees recognized that PIM should be entitled to earn a reasonable level of profit for the services provided to the Fund. The Trustees concluded that PIM's profitability with respect to the management of the Fund was not unreasonable.

Economies of Scale

The Trustees considered the economies of scale with respect to the management of the Fund, whether the Fund had appropriately benefited from any economies of scale, and whether there was potential for realization of any further economies of scale.

Pioneer Protected Principal Plus Fund
--------------------------------------------------------------------------------
APPROVAL OF INVESTMENT ADVISORY AGREEMENT                            (continued)
--------------------------------------------------------------------------------

The Trustees considered that, although the Fund pays a management fee at a fixed rate as a percentage of the Fund's net assets, without any breakpoints, the management fee rate paid by the Fund for the twelve months ended June 30, 2007 was in the second quintile relative to the management fees paid by other funds in its peer group Morningstar category for the comparable period and that PIM is subsidizing the Fund because it has not reached adequate scale. The Trustees also considered the relatively small size of the Fund compared to its peer group Morningstar category. The Trustees concluded that, at current and reasonably foreseeable asset levels, breakpoints in the management fee were not currently necessary.

Other Benefits

The Trustees considered the other benefits to PIM from its relationship with the Fund. The Trustees considered that affiliates of PIM serve as the Fund's transfer agent and distributor. The Trustees considered the receipt by PIM and its affiliates of sales loads and payments under Rule 12b-1 plans in respect of the Fund and the other Pioneer funds and the benefits to PIM and its affiliates from the use of "soft" commission dollars generated by the Fund to pay for research and brokerage services. The Trustees further considered the intangible benefits to PIM by virtue of its relationship with the Fund and the other Pioneer funds. The Trustees concluded that the receipt of these benefits was reasonable in the context of the overall relationship between PIM and the Fund.

Conclusion

After consideration of the factors described above as well as other factors, the Trustees, including all of the independent Trustees, concluded that the terms of the investment advisory agreement between PIM and the Fund, including the fees payable thereunder, were fair and reasonable and voted to approve the proposed continuation of the investment advisory agreement for the Fund.

Pioneer Protected Principal Plus Fund
--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS
--------------------------------------------------------------------------------

Investment Adviser
Pioneer Investment Management, Inc.

Custodian
Brown Brothers Harriman & Co.

Independent Registered Public Accounting Firm
Ernst & Young LLP

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Bingham McCutchen LLP

Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.

Trustees and Officers

The Board of Trustees provides broad supervision over the fund's affairs. The officers of the fund are responsible for the fund's operations. The Trustees and officers are listed below, together with their principal occupations during the past five years. Trustees who are interested persons of the fund within the meaning of the 1940 Act are referred to as Interested Trustees. Trustees who are not interested persons of the fund are referred to as Independent Trustees. Each of the Trustees (except Mr. Kingsbury, Mr. West and Mr. Bock) serves as a Trustee of each of the 77 U.S. registered investment portfolios for which Pioneer serves as investment adviser (the "Pioneer Funds"). Mr. Kingsbury serves as Trustee of 34 of the 77 Pioneer Funds, Mr. West serves as Trustee of 33 of the 77 Pioneer Funds, and Mr. Bock serves as Trustee of 76 of the 77 Pioneer Funds. The address for all Trustees and all officers of the fund is 60 State Street, Boston, Massachusetts 02109.

The Fund's statement of additional information provides more detailed information regarding the Fund's Trustees and is available upon request, without charge, by calling 1-800-225-6292.

Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.pioneerinvestments.com and on the SEC's web site at http://www.sec.gov.

Pioneer Protected Principal Plus Fund
--------------------------------------------------------------------------------
INTERESTED TRUSTEES
--------------------------------------------------------------------------------

                            Positions Held          Length of Service
Name and Age                With the Fund           and Term of Office
John F. Cogan, Jr. (81)*    Chairman of the         Trustee since 2001.
                            Board, Trustee and      Serves until a succes-
                            President               sor trustee is elected
                                                    or earlier retirement or
                                                    removal.
----------------------------------------------------------------------------------------------------------------
Daniel K. Kingsbury (49)*   Trustee and Executive   Trustee since March
                            Vice President          2007. Serves until a
                                                    successor trustee is
                                                    elected or earlier
                                                    retirement or removal.
----------------------------------------------------------------------------------------------------------------

                                                                                        Other Directorships Held
Name and Age                Principal Occupation During Past Five Years                 by this Trustee
John F. Cogan, Jr. (81)*    Deputy Chairman and a Director of Pioneer Global Asset      None
                            Management S.p.A. ("PGAM"); Non-Executive Chairman
                            and a Director of Pioneer Investment Management USA
                            Inc. ("PIM-USA"); Chairman and a Director of Pioneer;
                            Chairman and Director of Pioneer Institutional Asset
                            Management, Inc. (since 2006); Director of Pioneer
                            Alternative Investment Management Limited (Dublin);
                            President and a Director of Pioneer Alternative Investment
                            Management (Bermuda) Limited and affiliated funds; Direc-
                            tor of PIOGLOBAL Real Estate Investment Fund (Russia)
                            (until June 2006); Director of Nano-C, Inc. (since 2003);
                            Director of Cole Management Inc. (since 2004); Director of
                            Fiduciary Counseling, Inc.; President and Director of
                            Pioneer Funds Distributor, Inc. ("PFD") (until May 2006);
                            President of all of the Pioneer Funds; and Of Counsel,
                            Wilmer Cutler Pickering Hale and Dorr LLP
----------------------------------------------------------------------------------------------------------------
Daniel K. Kingsbury (49)*   Director, CEO and President of Pioneer Investment           None
                            Management USA Inc., Pioneer Investment Management,
                            Inc. and Pioneer Institutional Asset Management, Inc.
                            (since March 2007); Executive Vice President of all of the
                            Pioneer Funds (since March 2007); Director of Pioneer
                            Global Asset Management S.p.A. (since March 2007);
                            Head of New Markets Division, Pioneer Global Asset
                            Management S.p.A. (2000 - 2007)
----------------------------------------------------------------------------------------------------------------

* Mr. Cogan and Mr. Kingsbury are Interested Trustees because they are officers or directors of the Fund's investment adviser and certain of its affiliates.

Pioneer Protected Principal Plus Fund
--------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
--------------------------------------------------------------------------------

                            Positions Held   Length of Service
Name and Age                With the Fund    and Term of Office
David R. Bock (64)          Trustee          Trustee since 2005.
                                             Serves until a succes-
                                             sor trustee is elected
                                             or earlier retirement or
                                             removal.
----------------------------------------------------------------------------------------------------------------------
Mary K. Bush (59)           Trustee          Trustee since 2001.
                                             Serves until a succes-
                                             sor trustee is elected
                                             or earlier retirement or
                                             removal.
----------------------------------------------------------------------------------------------------------------------
Margaret B.W. Graham (60)   Trustee          Trustee since 2001.
                                             Serves until a succes-
                                             sor trustee is elected
                                             or earlier retirement or
                                             removal.
----------------------------------------------------------------------------------------------------------------------

                                                                                          Other Directorships Held
Name and Age                Principal Occupation During Past Five Years                   by this Trustee
David R. Bock (64)          Executive Vice President and Chief Financial Officer,         Director of The Enterprise
                            I-trax, Inc. (publicly traded health care services company)   Social Investment
                            (2004 - present); Partner, Federal City Capital Advisors      Company (privately-held
                            (boutique merchant bank)(1997 to 2004); and Executive         affordable housing
                            Vice President and Chief Financial Officer, Pedestal Inc.     finance company); and
                            (internet-based mortgage trading company) (2000 - 2002)       Director of New York
                                                                                          Mortgage Trust (publicly
                                                                                          traded mortgage REIT)
----------------------------------------------------------------------------------------------------------------------
Mary K. Bush (59)           President, Bush International, LLC (international financial   Director of Brady Corpora-
                            advisory firm)                                                tion (industrial identifica-
                                                                                          tion and specialty coated
                                                                                          material products
                                                                                          manufacturer); Director of
                                                                                          Briggs & Stratton Co.
                                                                                          (engine manufacturer);
                                                                                          Director of UAL Corpora-
                                                                                          tion (airline holding
                                                                                          company); Director of
                                                                                          Mantech International
                                                                                          Corporation (national
                                                                                          security, defense, and
                                                                                          intelligence technology
                                                                                          firm): and Member, Board
                                                                                          of Governors, Investment
                                                                                          Company Institute
----------------------------------------------------------------------------------------------------------------------
Margaret B.W. Graham (60)   Founding Director, Vice-President and Corporate Secretary,    None
                            The Winthrop Group, Inc. (consulting firm); and Desautels
                            Faculty of Management, McGill University
----------------------------------------------------------------------------------------------------------------------

Pioneer Protected Principal Plus Fund
--------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
--------------------------------------------------------------------------------

                           Positions Held  Length of Service
Name and Age               With the Fund   and Term of Office
Thomas J. Perna (57)       Trustee         Trustee since 2006.
                                           Serves until a succes-
                                           sor trustee is elected
                                           or earlier retirement or
                                           removal.
------------------------------------------------------------------------------------------------------------------
Marguerite A. Piret (59)   Trustee         Trustee since 2001.
                                           Serves until a succes-
                                           sor trustee is elected
                                           or earlier retirement or
                                           removal.
------------------------------------------------------------------------------------------------------------------
Stephen K. West (79)       Trustee         Trustee since 2001.
                                           Serves until a succes-
                                           sor trustee is elected
                                           or earlier retirement or
                                           removal.
------------------------------------------------------------------------------------------------------------------
John Winthrop (71)         Trustee         Trustee since 2001.
                                           Serves until a succes-
                                           sor trustee is elected
                                           or earlier retirement or
                                           removal.
------------------------------------------------------------------------------------------------------------------

Pioneer Protected Principal Plus Fund
                                                                                         Other Directorships Held
Name and Age               Principal Occupation During Past Five Years                   by this Trustee
Thomas J. Perna (57)       Private investor (2004 - present); and Senior Executive       Director of Quadriserv
                           Vice President, The Bank of New York (financial and securi-   Inc. (technology products
                           ties services) (1986 - 2004)                                  for securities lending
                                                                                         industry)
------------------------------------------------------------------------------------------------------------------
Marguerite A. Piret (59)   President and Chief Executive Officer, Newbury, Piret &       Director of New America
                           Company, Inc. (investment banking firm)                       High Income Fund, Inc.
                                                                                         (closed-end investment
                                                                                         company)
------------------------------------------------------------------------------------------------------------------
Stephen K. West (79)       Senior Counsel, Sullivan & Cromwell (law firm)                Director, The Swiss
                                                                                         Helvetia Fund, Inc.
                                                                                         (closed-end investment
                                                                                         company)
------------------------------------------------------------------------------------------------------------------
John Winthrop (71)         President, John Winthrop & Co., Inc. (private investment      None
                           firm)
------------------------------------------------------------------------------------------------------------------

Pioneer Protected Principal Plus Fund
--------------------------------------------------------------------------------
FUND OFFICERS
--------------------------------------------------------------------------------

                             Positions Held        Length of Service
Name and Age                 With the Fund         and Term of Office
Dorothy E. Bourassa (60)     Secretary             Since 2003. Serves at
                                                   the discretion of the
                                                   Board
------------------------------------------------------------------------------------------------------------------
Christopher J. Kelley (43)   Assistant Secretary   Since 2003. Serves at
                                                   the discretion of the
                                                   Board
------------------------------------------------------------------------------------------------------------------
Vincent Nave (62)            Treasurer             Since 2001. Serves at
                                                   the discretion of the
                                                   Board
------------------------------------------------------------------------------------------------------------------
Mark E. Bradley (48)         Assistant Treasurer   Since 2004. Serves at
                                                   the discretion of the
                                                   Board
------------------------------------------------------------------------------------------------------------------
Luis I. Presutti (42)        Assistant Treasurer   Since 2001. Serves at
                                                   the discretion of the
                                                   Board
------------------------------------------------------------------------------------------------------------------
Gary Sullivan (49)           Assistant Treasurer   Since 2002. Serves at
                                                   the discretion of the
                                                   Board
------------------------------------------------------------------------------------------------------------------

                                                                                          Other Directorships Held
Name and Age                 Principal Occupation During Past Five Years                  by this Officer
Dorothy E. Bourassa (60)     Secretary of PIM-USA; Senior Vice President - Legal of       None
                             Pioneer; Secretary/Clerk of most of PIM-USA's subsidiar-
                             ies; and Secretary of all of the Pioneer Funds since
                             September 2003 (Assistant Secretary from November
                             2000 to September 2003)
------------------------------------------------------------------------------------------------------------------
Christopher J. Kelley (43)   Associate General Counsel of Pioneer since January 2008      None
                             and Assistant Secretary of all of the Pioneer Funds since
                             September 2003; Vice President and Senior Counsel of
                             Pioneer from July 2002 to December 2007
------------------------------------------------------------------------------------------------------------------
Vincent Nave (62)            Vice President - Fund Accounting, Administration and         None
                             Controllership Services of Pioneer; and Treasurer of all of
                             the Pioneer Funds
------------------------------------------------------------------------------------------------------------------
Mark E. Bradley (48)         Deputy Treasurer of Pioneer since 2004 and Assistant         None
                             Treasurer of all of the Pioneer Funds since November
                             2004; Treasurer and Senior Vice President, CDC IXIS
                             Asset Management Services from 2002 to 2003
------------------------------------------------------------------------------------------------------------------
Luis I. Presutti (42)        Assistant Vice President - Fund Accounting, Administration   None
                             and Controllership Services of Pioneer; and Assistant
                             Treasurer of all of the Pioneer Funds
------------------------------------------------------------------------------------------------------------------
Gary Sullivan (49)           Fund Accounting Manager - Fund Accounting, Administra-       None
                             tion and Controllership Services of Pioneer; and Assistant
                             Treasurer of all of the Pioneer Funds
------------------------------------------------------------------------------------------------------------------

Pioneer Protected Principal Plus Fund
--------------------------------------------------------------------------------
FUND OFFICERS
--------------------------------------------------------------------------------

                              Positions Held        Length of Service
Name and Age                  With the Fund         and Term of Office
Katherine Kim Sullivan (34)   Assistant Treasurer   Since 2003. Serves at
                                                    the discretion of the
                                                    Board
----------------------------------------------------------------------------------------------------------------
Teri W. Anderholm (48)        Chief Compliance      Since January 2007.
                              Officer               Serves at the discre-
                                                    tion of the Board
----------------------------------------------------------------------------------------------------------------

Pioneer Protected Principal Plus Fund
                                                                                        Other Directorships Held
Name and Age                  Principal Occupation During Past Five Years               by this Officer
Katherine Kim Sullivan (34)   Fund Administration Manager - Fund Accounting,            None
                              Administration and Controllership Services since June
                              2003 and Assistant Treasurer of all of the Pioneer Funds
                              since September 2003; Assistant Vice President - Mutual
                              Fund Operations of State Street Corporation from June
                              2002 to June 2003 (formerly Deutsche Bank Asset
                              Management)
----------------------------------------------------------------------------------------------------------------
Teri W. Anderholm (48)        Chief Compliance Officer of Pioneer since December 2006   None
                              and of all the Pioneer Funds since January 2007; Vice
                              President and Compliance Officer, MFS Investment
                              Management (August 2005 to December 2006); Consult-
                              ant, Fidelity Investments (February 2005 to July 2005);
                              Independent Consultant (July 1997 to February 2005)
----------------------------------------------------------------------------------------------------------------

The outstanding capital stock of PFD, Pioneer and PIMSS is indirectly wholly owned by UniCredito Italiano S.p.A. ("UniCredito Italiano"), one of the largest banking groups in Italy. Pioneer, the Fund's investment adviser, provides investment management and financial services to mutual funds, institutional and other clients.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                           This page for your notes.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                           This page for your notes.

--------------------------------------------------------------------------------
HOW TO CONTACT PIONEER
--------------------------------------------------------------------------------

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:

Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                                 1-800-225-6292

FactFone(SM) for automated fund yields, prices,
account information and transactions                              1-800-225-4321

Retirement plans information                                      1-800-622-0176

Telecommunications Device for the Deaf (TDD)                      1-800-225-1997

Write to us:

PIMSS, Inc.
P.O. Box 55014
Boston, Massachusetts 02205-5014

Our toll-free fax                                                 1-800-225-4240

Our internet e-mail address                   ask.pioneer@pioneerinvestments.com
(for general questions about Pioneer only)

Visit our web site:                                   www.pioneerinvestments.com

Before investing consider the Fund's investment objectives, risks, charges and expenses. Contact your advisor or Pioneer Investments for a prospectus containing this information. Read it carefully.

The Fund files a complete statement of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's web site at http://www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.



--------------------------------------------------------------------------------





--------------------------------------------------------------------------------

                                     PIONEER
                             -----------------------
                                    PROTECTED
                                 PRINCIPAL PLUS
                                     FUND II
                                      PPFAX
                                  Ticker Symbol


                                     Annual
                                     Report

                                    12/31/07

                                 [LOGO] PIONEER
                                        Investments (R)

Table of Contents
--------------------------------------------------------------------------------

Letter to Shareowners                                        2
Portfolio Management Discussion                              4
Portfolio Summary                                            9
Prices and Distributions                                    10
Performance Update                                          11
Comparing Ongoing Fund Expenses                             14
Schedule of Investments                                     16
Financial Statements                                        17
Notes to Financial Statements                               24
Report of Independent Registered Public Accounting Firm     32
Approval of Investment Advisory Agreement                   33
Trustees, Officers and Service Providers                    37

                                                                     President's

Dear Shareowner,
--------------------------------------------------------------------------------
Staying diversified and keeping your portfolio invested in the markets are two general investment principles that have served investors well over time. They were particularly useful guides in the second half of 2007, when an otherwise healthy long-term bull market was buffeted by problems in the financial services industry and the emergence of worries about a slowing economy.

After an extended period of steady growth with sustained low unemployment and low inflation, the U.S. economy ran into difficulty as 2007 drew to a close. Problems in the financial system tied to poor practices in the mortgage financing industry and the end of home price appreciation forced investors and bankers to mark down the value of assets on their balance sheets by over one hundred billion dollars. A late-summer credit crunch forced central banks in the United States and Europe to act in the role of "lender of last resort" to keep credit markets functioning. As the repercussions of the credit crunch and falling home prices were felt in the real economy, unemployment rose and consumer confidence fell. Inflation concerns moved to the back burner for the Federal Reserve, which lowered interest rates, first gradually, then more rapidly, as concern grew that falling home prices and disruptions in financial markets posed a significant threat to economic growth.

Even against this "wall of worry" backdrop, the performance of major asset classes in 2007 was generally positive. Despite several interim setbacks and poor performance near year-end, the Standard & Poor's 500 Index increased 5% in 2007, the Dow Jones Industrial Average increased 9%, and the NASDAQ Composite Index increased 10%. International developed and emerging markets equities performed even better, reflecting both a weakening U.S. dollar, which boosts returns for U.S. dollar-based investors, and solid local currency returns. The MSCI EAFE Developed Market Index rose 12%, and the MSCI Emerging Markets Index rose 40% over the same period. The U.S. bond market, as measured by the Lehman Aggregate Bond Index, rose 7%, while the U.S. high-yield bond market, as measured by the Merrill Lynch High Yield Bond Master II Index, rose 2%, as higher-coupon yields could not compensate for falling bond prices as credit spreads (differences between yields of higher- and lower-quality bonds) widened during the second half of 2007.

Letter

Looking forward, a growing number of economists are concerned about a recession. As always, though, emotions can get ahead of reality. Higher mortgage defaults, a spreading of weakness to other consumer sectors or to employment, and the possibility of a liquidity/credit crunch represent risks to the economy. Conversely, economic growth in the rest of the world remains relatively positive, and a weak U.S. dollar has significantly benefited U.S. companies competing in the global marketplace. While falling risk tolerances may continue to depress asset prices in the short term, equity and corporate bond valuations look reasonable unless the U.S. economy falls into a severe recession.

Sudden swings in the markets are always to be expected. The history of the stock market demonstrates that sharp market downturns are frequently followed by strong recoveries, but they are also difficult to time. Just as staying diversified and invested are important investment principles, it is also important to pay attention to asset allocation. As always, we encourage you to work closely with your financial advisor to find the mix of stocks, bonds and money market assets that is best aligned to your particular risk tolerance and investment objective.


Respectfully,
/s/ Daniel K. Kingsbury

Daniel K. Kingsbury
President and CEO
Pioneer Investment Management USA, Inc.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of the opinion of Fund management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Pioneer Protected Principal Plus Fund II
--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 12/31/07
--------------------------------------------------------------------------------

In the following interview, Walter Hunnewell, Jr., portfolio manager and a member of the equity portfolio management team, and Richard Schlanger, the debt securities portfolio manager, discuss the strategy and factors that influenced the performance of Pioneer Protected Principal Plus Fund II.

Q:   How did the Fund perform over the 12-month period ended December 31, 2007?

A: For the 12-months, the Fund's Class A shares had a total return of 5.63% at net asset value, outperforming the 5.49% return of the Standard & Poor's 500 Index and underperforming the 7.39% return of the Lehman Brothers Intermediate Government Bond Index, the Fund's benchmark indices for the same period. The Fund performed better than the 4.49% average return of the 414 funds in the Lipper Mixed-Asset Target Allocation Conservative Funds category, the Fund's peer group. Both of the Fund's equity investments, Pioneer Fund and Pioneer Equity Income Fund, posted gross equity returns that exceeded their respective S&P 500 and Russell 1000 Value benchmarks, but by narrow margins. Pioneer Fund's performance was held back by: an underweight in the top-performing energy sector; an overweight and weak stock selection in the poorly performing consumer discretionary area; and lack of investment in several leading consumer staples and information technology stocks. At a time when longer-duration Treasuries outperformed, the Fund's fixed-income position was negatively affected by securities with maturities that are shorter than those in the benchmark, the Lehman Brothers Intermediate Government Bond Index. (Duration is a measure of a bond's price sensitivity to changes in interest rates.)

     Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

     The performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Pioneer Protected Principal Plus Fund II
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Q: What was the investment environment like for fixed-income and equity securities during the 12 months?

A: The major event of the year was the mid-summer turmoil in the fixed-income markets, which was triggered by declines in the value of subprime mortgage debt and related derivatives. As the turmoil escalated, the market focused on the extent to which this weakness, and the associated decline in national residential real estate values, would spread to the wider economy. In this environment, market participants generally gravitated toward the safest investments, specifically Treasuries and Treasury STRIPS. As a result, all other asset classes posted negative returns relative to Treasuries. When it appeared that the loss of confidence in debt collateral could result in a credit crunch, the U.S. Federal Reserve Board stepped in and lowered short-term interest rates. Between September and December 2007, the Federal Reserve reduced interest rates three times for a total of 1.00%, lowering the Federal funds rate to 4.25%. (The Federal funds rate is the rate that banks charge each other for loans.) The central bank's actions had a calming effect on the financial markets, and fixed-income and equity prices recovered. While the financial markets were volatile for the remainder of the fiscal year, both bonds and stocks ended the period with positive returns.

Q: How did interest rates affect the Fund's management strategy during the reporting period?

A: Interest rates are the driving force behind the asset allocation of the Fund. If interest rates decline and bond prices rise, we have to invest more money in the fixed-income portion of the Fund (Treasury STRIPS) to meet our obligation to provide a minimum 2.00% annual return for Class A shares by the end of the Guarantee Period, which is June 4, 2010.

     During the first half of the fiscal year, interest rates rose. When it became clear that the subprime mortgage problem was worse than originally thought, the Federal Reserve's intervention and the "flight to quality" on the part of investors resulted in lower Treasury yields and higher prices. In this environment, we increased the portfolio's exposure to Treasury STRIPS and lowered its equity position. At the beginning of the fiscal year, equities accounted for 22% of the Fund's net assets. They rose to

Pioneer Protected Principal Plus Fund II
--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 12/31/07                           (continued)
--------------------------------------------------------------------------------

     about 23% on June 30, 2007, and by the end of the fiscal year they were about 11% of net assets.

Q: What were the principal strategies used in managing the Fund's equity allocation during the year?

A: The Fund's equity allocation consists of investments in Pioneer Fund and Pioneer Equity Income Fund. At year-end, 6.4% of the portfolio's equity allocation was invested in Pioneer Fund and 4.9% was invested in Pioneer Equity Income Fund. These funds have a conservative investment approach that emphasizes well- managed companies with strong balance sheets, improving profitability and a good return on capital.

     Over the 12 months, through Pioneer Fund, we underweighted the financials sector, which benefited relative performance, as financials was the worst performing sector of the market. The Fund's overweight and stock selection in industrials and materials also added to relative return. We believe both sectors should continue to benefit from offshore opportunities in the global economy. An underweight in energy detracted from relative return. While we share concerns about the potential for a pullback in economic growth and a decline in consumer spending, we nevertheless emphasized the consumer discretionary and consumer staples sectors, in which our stock selection focused on companies that are likely to have recurring revenue streams. Rounding out the Fund's sector allocations were an underweight in utilities and approximate equal weights in information technology and health care.

     Over the second half of the fiscal period, significant new Pioneer Fund positions included: Canadian National Railway, a well-managed railroad whose stock declined on general economic concerns; Coach, the luxury goods retailer likely to weather an economic slowdown better than lower-end retailers; and Corning, the market leader in the manufacture of glass for flat panel TV displays as well as other products. With an eye towards maintaining the Fund's exposure to the materials sector, we added mining companies Freeport McMoRan Copper & Gold, Teck Cominco Ltd., and Xstrata Plc, all of which which should benefit from strong global demand. We added to existing positions in Met Life and Hartford Financial Services, which had attractive valuations and

Pioneer Protected Principal Plus Fund II
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

     little exposure to subprime mortgages. Similarly, we also added to our Zions Bancorp position, to partially make up for sales of other bank positions.

     We eliminated our position in State Street Corp., as even this global custodian was impacted by the subprime turmoil. The Fund also held a Biomet position, which was sold for cash when that company was acquired. The Fund also had a large position in AT&T, which performed well and was trimmed. The Fund's holdings in both Merrill Lynch and Bank of America were sold.

Q:   What contributed to performance?

A: Over the 12 months, on an absolute basis, several companies in Pioneer Fund were noteworthy contributors. Deere & Company, a manufacturer of farm equipment, was the best performer in the portfolio. Its stock price almost doubled, as the company benefited from a strong agricultural economy. Australia-based Rio Tinto also nearly doubled. The company is a major iron ore producer with good access to the Asian markets. We trimmed positions in both Deere and Rio Tinto on the strength of their return. Cell phone manufacturer Nokia (+92%) improved its global market share while maintaining its profitability. Contributors to Pioneer Equity Income Fund's absolute return included: Merck (+38%) on a good outlook for its vaccines business; PACCAR (+30%), a manufacturer of high quality trucks; and AT&T (+21%), which continued to drive additional earnings growth from its merger with BellSouth.

Q:   What detracted from performance?

A: Pioneer Fund's holding in McGraw-Hill Companies (-35%) detracted the most from absolute performance. McGraw-Hill suffered because the largest contributor to its profits is its S&P securities ratings business. While overall calendar year profits increased, given the problems in the credit markets, the S&P ratings profit growth outlook has dimmed considerably. Because we under-emphasize large money center financial institutions, both Pioneer Fund and Equity Income Fund avoided some of the bigger losses in the financial sector. However, neither Fund was able to completely sidestep the financial sector turmoil, and the following banks, held by both Funds, detracted from results. These included: Washington Mutual (-54%) and National City Bank

Pioneer Protected Principal Plus Fund II
--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 12/31/07                           (continued)
--------------------------------------------------------------------------------

     (-53%). We eliminated Washington Mutual and reduced the weight in National City. Finally, Merrill Lynch (-27%) and Wachovia Corp. (-30%) impacted Pioneer Fund and Pioneer Equity Income Fund, respectively. The former was sold; the latter was trimmed.

Q:   What is your outlook?

A: We expect economic growth to be subpar going forward, with the problems in the housing sector having the biggest negative impact. Because of rising oil prices and an upturn in unemployment, consumer spending is also likely to weaken. Given this backdrop, the Federal Reserve seems poised to continue to add more liquidity to the economy. Given the Fund's defensive strategy, we believe it is well positioned for this type of environment. In the months ahead, we will continue to seek what we believe to be well-managed companies with strong balance sheets that are improving their market share and profitability.

The Fund's returns will fluctuate and investors who redeem shares or take dividends or distributions in cash prior to the end of the seven-year guarantee period will reduce their guaranteed amount. Due to an insurance policy fee, the Fund's expenses are higher than those of most other mutual funds.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of the opinion of Fund management as of the date of this report. These opinions should not be relied upon for any other purposes. Past performance is not a guarantee of future results, and there is no guarantee that the market forecasts discussed will be realized.

Pioneer Protected Principal Plus Fund II
--------------------------------------------------------------------------------
PORTFOLIO SUMMARY 12/31/07
--------------------------------------------------------------------------------

Portfolio Diversification
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL.]

U.S. Goverment Obligations               88.8%
Shares of Pioneer Funds                  11.2%

Bond Characteristics
--------------------------------------------------------------------------------

 Average Quality                 AAA
 Average Life               2.36 yrs
 Effective Duration         2.33 yrs
 3 to 4 Year Maturities       100.0%

Largest Holdings*
--------------------------------------------------------------------------------

    1.    U.S. Treasury Strip, Zero Coupon Bond, 5/15/10    88.7%
    2.    Pioneer Fund Class Y                               6.4
    3.    Pioneer Equity Income Fund Class Y                 4.9

* This list excludes temporary cash and derivative instruments. The portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.

Pioneer Protected Principal Plus Fund II
--------------------------------------------------------------------------------
PRICES AND DISTRIBUTIONS
--------------------------------------------------------------------------------

Net Asset Value Per Share
--------------------------------------------------------------------------------

 Class   12/31/07   12/31/06
------- ---------- ---------
    A     $10.22     $9.87
    B     $10.21     $9.85
    C     $10.26     $9.90

Distributions Per Share
--------------------------------------------------------------------------------

                     1/1/07 - 12/31/07
        -------------------------------------------
             Net
         Investment     Short-Term      Long-Term
 Class     Income     Capital Gains   Capital Gains
------- ------------ --------------- --------------
   A    $0.2056      $ -                  $ -
   B    $0.1155      $ -                  $ -
   C    $0.1262      $ -                  $ -


--------------------------------------------------------------------------------
INDEX DEFINITIONS
--------------------------------------------------------------------------------

     The Standard & Poor's 500 Stock Index (the S&P 500) is a commonly used measure of the broad U.S. stock market. The Lehman Brothers Intermediate Government Bond Index measures the performance of the U.S. intermediate-term investment-grade bond market. Total return comprises price appreciation/depreciation and income as a percentage of the original investment. Indexes are rebalanced monthly by market capitalization. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Indexes.

     The Indexes defined here pertain to the "Value of $10,000 Investment" charts on pages 11-13.

Pioneer Protected Principal Plus Fund II
--------------------------------------------------------------------------------
PERFORMANCE UPDATE 12/31/07                              CLASS A SHARES
--------------------------------------------------------------------------------

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Protected Principal Plus Fund II at public offering price, compared to that of the Standard & Poor's 500 Index and Lehman Brothers Intermediate Government Bond Index.

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED
MATERIAL.]

Value of $10,000 Investment


          Pioneer Protected Principal                     Lehman Brothers Intermediate
                 Plus Fund II               S&P 500           Government Bond Index
 3/03               9,425                    10,000                10,000
12/03               9,138                    13,285                10,135
12/04               9,441                    14,730                10,371
12/05               9,425                    15,453                10,546
12/06               9,814                    17,891                10,952
12/07              10,367                    18,873                11,879

Average Annual Total Returns
(As of December 31, 2007)

                                      Net Asset    Public Offering
Period                               Value (NAV)     Price (POP)
Life-of-Class
(3/3/03)                               1.99%          0.75%
1 Year                                 5.63          -0.42
--------------------------------------------------------------------------------
Expense Ratio
(Per prospectus dated May 1, 2007)
                                       Gross            Net
                                       1.94%          1.94%

Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end per formance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

NAV results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. POP returns reflect deduction of maximum 5.75% sales charge. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects contractual expense limitations currently in effect indefinitely for Class A Shares. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Current performance may be lower due to market volatility. Fund returns will fluctuate, and investors who redeem shares or take dividends or distributions in cash prior to the end of the guarantee period will reduce their guaranteed amount. The guaranteed amount could be reduced if certain events occur, such as the insolvency of Ambac Assurance Corporation.

The Fund's expenses are higher than those of most other mutual funds. Its allocation of all or a significant portion of assets to U.S. government securities could cause underperformance relative to the general equity market. The Fund's primary objective of preserving principal may not be compatible with obtaining the same level of returns that could be achieved with greater allocation to equity securities. Your investment is subject to market risk after the Guarantee Period. Investors must redeem their shares on the Fund's maturity date to receive the guaranteed amount. Shares sold on dates other than maturity date will be sold at net asset value per share.

Pioneer Protected Principal Plus Fund II
--------------------------------------------------------------------------------
PERFORMANCE UPDATE 12/31/07                             CLASS B SHARES
--------------------------------------------------------------------------------

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Protected Principal Plus Fund II, compared to that of the Standard & Poor's 500 Index and Lehman Brothers Intermediate Government Bond Index.

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED
MATERIAL.]

Value of $10,000 Investment


          Pioneer Protected Principal                     Lehman Brothers Intermediate
                 Plus Fund II               S&P 500           Government Bond Index
 3/03              10,000                    10,000                10,000
12/03               9,640                    13,285                10,135
12/04               9,892                    14,730                10,371
12/05               9,785                    15,453                10,546
12/06              10,121                    17,891                10,952
12/07              10,510                    18,873                11,879

Average Annual Total Returns
(As of December 31, 2007)
                                       If          If
Period                                Held      Redeemed
Life-of-Class
(3/3/03)                              1.23%       1.04%
1 Year                                4.83        0.83
--------------------------------------------------------------------------------
Expense Ratio
(Per prospectus dated May 1, 2007)
                                       Gross        Net
                                       2.68%      2.68%

Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end per formance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

"If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. "If redeemed" returns reflect the deduction of applicable contingent deferred sales charge
(CDSC). Effective December 1, 2004, the period during which a CDSC is applied to withdrawals was shortened to 5 years. The maximum CDSC for Class B shares continues to be 4%. For more complete information, please see the prospectus for details. Note: Shares purchased prior to December 1, 2004 remain subject to the CDSC in effect at the time you purchased those shares. For performance information for shares purchased prior to December 1, 2004, please visit www.pioneerinvestments.com/bshares.

All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects contractual expense limitations currently in effect indefinitely for Class B Shares. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Current performance may be lower due to market volatility. Fund returns will fluctuate, and investors who redeem shares or take dividends or distributions in cash prior to the end of the guarantee period will reduce their guaranteed amount. The guaranteed amount could be reduced if certain events occur, such as the insolvency of Ambac Assurance Corporation.

The Fund's expenses are higher than those of most other mutual funds. Its allocation of all or a significant portion of assets to U.S. government securities could cause underperformance relative to the general equity market. The Fund's primary objective of preserving principal may not be compatible with obtaining the same level of returns that could be achieved with greater allocation to equity securities. Your investment is subject to market risk after the Guarantee Period. Investors must redeem their shares on the Fund's maturity date to receive the guaranteed amount. Shares sold on dates other than maturity date will be sold at net asset value per share.

Pioneer Protected Principal Plus Fund II
--------------------------------------------------------------------------------
PERFORMANCE UPDATE 12/31/07                             CLASS C SHARES
--------------------------------------------------------------------------------

 Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Protected Principal Plus Fund II, compared to that of the Standard & Poor's 500 Index and Lehman Brothers Intermediate Government Bond Index.

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED
MATERIAL.]

Value of $10,000 Investment


          Pioneer Protected Principal                     Lehman Brothers Intermediate
                 Plus Fund II               S&P 500           Government Bond Index
 3/03              10,000                    10,000                10,000
12/03               9,650                    13,285                10,135
12/04               9,907                    14,730                10,371
12/05               9,813                    15,453                10,546
12/06              10,153                    17,891                10,952
12/07              10,652                    18,873                11,879

Average Annual Total Returns
(As of December 31, 2007)
                                         If         If
Period                                  Held     Redeemed
Life-of-Class
(3/3/03)                               1.32%         1.32%
1 Year                                 4.91          4.91
--------------------------------------------------------------------------------
Expense Ratio
(Per prospectus dated May 1, 2007)
                                       Gross           Net
                                       2.62%         2.62%

Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end per formance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class C shares held for less than one year are also subject to a 1% contingent deferred sales charge (CDSC). The performance of Class C shares does not reflect the 1% front-end sales charge in effect prior to February 1, 2004. If you paid a 1% sales charge, your returns would be lower than those shown above. "If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects contractual expense limitations currently in effect indefinitely for Class C Shares. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Current performance may be lower due to market volatility. Fund returns will fluctuate, and investors who redeem shares or take dividends or distributions in cash prior to the end of the guarantee period will reduce their guaranteed amount. The guaranteed amount could be reduced if certain events occur, such as the insolvency of Ambac Assurance Corporation.

The Fund's expenses are higher than those of most other mutual funds. Its allocation of all or a significant portion of assets to U.S. government securities could cause underperformance relative to the general equity market. The Fund's primary objective of preserving principal may not be compatible with obtaining the same level of returns that could be achieved with greater allocation to equity securities. Your investment is subject to market risk after the Guarantee Period. Investors must redeem their shares on the Fund's maturity date to receive the guaranteed amount. Shares sold on dates other than maturity date will be sold at net asset value per share.

Pioneer Protected Principal Plus Fund II
--------------------------------------------------------------------------------
COMPARING ONGOING FUND EXPENSES
--------------------------------------------------------------------------------

As a shareowner in the Fund, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and

(2)  transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund's latest six-month period and held throughout the six months.

Using the Tables

Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

1.   Divide your account value by $1,000
     Example: an $8,600 account value [divided by] $1,000 = 8.6

2. Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Protected Principal Plus Fund
II

Based on actual returns from July 1, 2007 through December 31, 2007

Share Class                             A              B              C
--------------------------------------------------------------------------------
 Beginning Account Value          $1,000.00      $1,000.00      $1,000.00
 On 7/1/07
 Ending Account Value             $1,034.27      $1,030,47      $1,031.36
 On 12/31/07
 Expenses Paid During Period*     $    9.38      $   13.46      $   13.01

* Expenses are equal to the Portfolio's annualized expense ratio plus the expense ratios of the underlying funds. These combined totals were 1.83%, 2.63% and 2.54%, for Class A, Class B and Class C, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Pioneer Protected Principal Plus Fund II
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Protected Principal Plus Fund
II

Based on a hypothetical 5% return per year before expenses, reflect ing the period from July 1, 2007 through December 31, 2007

Share Class                             A              B              C
--------------------------------------------------------------------------------
 Beginning Account Value          $1,000.00      $1,000.00      $1,000.00
 On 7/1/07
 Ending Account Value             $1,016.69      $1,012.65      $1,613.11
 On 12/31/07
 Expenses Paid During Period*     $    9.30      $   13.34      $   12.88

* Expenses are equal to the Portfolio's annualized expense ratio plus the expense ratios of the underlying funds. These combined totals were 1.83%, 2.63% and 2.54%, for Class A, Class B and Class C, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Pioneer Protected Principal Plus Fund II
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/07
--------------------------------------------------------------------------------

Shares                                                                        Value
                    COMMON STOCKS - 11.2%
                    Diversified Financials - 11.2%
                    Diversified Financial Services - 11.2%
76,091              Pioneer Equity Income Fund Class Y+                 $ 2,240,878
62,689              Pioneer Fund Class Y+                                 2,911,910
                                                                        -----------
                                                                        $ 5,152,788
                                                                        -----------
                    TOTAL COMMON STOCKS
                    (Cost $5,406,202)                                   $ 5,152,788
                                                                        -----------
Principal
Amount              U.S. GOVERNMENT OBLIGATIONS - 88.8%
                    Government - 88.8%
$43,730,000         U.S. Treasury Strip, Zero Coupon Bond, 5/15/10      $40,683,819
                                                                        -----------
                    TOTAL U.S. GOVERNMENT OBLIGATIONS
                    (Cost $39,784,860)                                  $40,683,819
                                                                        -----------
                    TOTAL INVESTMENT IN SECURITIES - 100.1%
                    (Cost $45,191,062) (a)                              $45,836,607
                                                                        -----------
                    OTHER ASSETS AND LIABILITIES - (0.1)%               $   (29,571)
                                                                        -----------
                    TOTAL NET ASSETS - 100.0%                           $45,807,036
                                                                        ===========

+    Investment deemed to be affiliate of the Fund.


(a) At December, 31, 2007 the net unrealized gain on investments based on cost for federal income tax purposes of $45,658,074 was as follows:

       Aggregate gross unrealized gain for all investments in which there is
       an excess of value over tax cost.                                        $898,960
       Aggregate gross unrealized loss for all investments in which there is
       an excess of value over tax cost.                                        (720,427)
                                                                                --------
       Net Unrealized gain                                                      $178,533
                                                                                ========

Purchases and sales of securities (excluding temporary cash investments) for the year ended December, 31, 2007 aggregated $41,534,832 and $56,587,337, respectively.

16  The accompanying notes are an integral part of these financial statements.

Pioneer Protected Principal Plus Fund II
--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES 12/31/07
--------------------------------------------------------------------------------

ASSETS:
  Investment in securities of unaffiliated issuers
    (cost $39,784,860)                                   $40,683,819
  Investment in securities of affiliated issuers
    (cost $5,406,202)                                      5,152,788
                                                         ------------
     Total Investment in securities at value
       (cost $45,191,062)                                $45,836,607
  Cash                                                       357,397
  Other                                                          112
                                                         ------------
     Total assets                                        $46,194,116
                                                         ------------
LIABILITIES:
  Payables -
    Investment securities purchased                      $   230,000
    Fund shares repurchased                                   47,549
  Due to affiliates                                           17,114
  Accrued expenses                                            48,027
  Other                                                       31,451
                                                         ------------
     Total liabilities                                   $   374,141
                                                         ------------
NET ASSETS:
  Paid-in capital                                        $47,496,427
  Undistributed net investment income                         16,365
  Accumulated net realized loss on investments            (2,338,362)
  Net unrealized gain on investments                         645,545
                                                         ------------
     Total net assets                                    $45,819,975
                                                         ===========
NET ASSET VALUE PER SHARE:
(No par value, Unlimited number of shares authorized)
  Class A (based on $14,602,865/1,428,066 shares)        $     10.22
                                                         ===========
  Class B (based on $25,132,654/2,461,655 shares)        $     10.21
                                                         ===========
  Class C (based on $6,084,456/593,089 shares)           $     10.26
                                                         ===========
MAXIMUM OFFERING PRICE:
  Class A ($10.22 [divided by] 94.25%)                   $     10.84
                                                         ===========

The accompanying notes are an integral part of these financial statements.   17

Pioneer Protected Principal Plus Fund II
-----------------------------------------------------------------------------
STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
For the Year Ended 12/31/07

INVESTMENT INCOME:
  Dividends from affiliated issuers                          $ 152,818
  Interest                                                   1,630,746
                                                             ---------
     Total investment income                                                 $1,783,564
                                                                             ----------
EXPENSES:
  Financial Warranty Fee                                     $ 403,632
  Management fees                                              353,752
  Transfer agent fees and expenses
    Class A                                                     34,870
    Class B                                                     71,424
    Class C                                                     11,075
  Distribution fees
    Class A                                                     39,530
    Class B                                                    277,771
    Class C                                                     66,751
  Administrative fees                                           11,352
  Custodian fees                                                14,019
  Professional fees                                             42,785
  Printing expense                                              26,968
  Fees and expenses of nonaffiliated trustees                    6,685
  Miscellaneous                                                  4,977
                                                             ---------
     Total expenses                                                          $1,365,591
     Less management fees waived and
       expenses reimbursed by Pioneer Investment
       Management, Inc.                                                        (240,543)
     Less fees paid indirectly                                                   (4,479)
                                                                             ----------
     Net expenses                                                            $1,120,569
                                                                             ----------
       Net investment income                                                 $  662,995
                                                                             ----------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
  Net realized gain on investments from affiliated issuers                   $  751,528
  Change in net unrealized gain on investments                               $1,080,449
                                                                             ----------
   Net gain on investments                                                   $1,831,977
                                                                             ----------
   Net increase in net assets resulting from operations                      $2,494,972
                                                                             ==========

18  The accompanying notes are an integral part of these financial statements.

Pioneer Protected Principal Plus Fund II
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
For the Year Ended 12/31/07

                                                             Year Ended         Year Ended
                                                              12/31/07           12/31/06
FROM OPERATIONS:
Net investment income                                     $    662,995       $    807,037
Net realized gain on investments                               751,528            930,485
Change in net unrealized gain on investments                 1,080,449            494,545
                                                          ------------       ------------
    Net increase in net assets resulting
     from operations                                      $  2,494,972       $  2,232,067
                                                          ------------       ------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
    Class A ($0.21 and $0.20 per share, respectively)     $   (289,069)      $   (358,733)
    Class B ($0.12 and $0.12 per share, respectively)         (282,933)          (386,082)
    Class C ($0.13 and $0.12 per share, respectively)          (74,628)           (91,286)
                                                          ------------       ------------
     Total distributions to shareowners                   $   (646,630)      $   (836,101)
                                                          ------------       ------------
FROM FUND SHARE TRANSACTIONS:
Reinvestment of distributions                             $    701,119       $    751,562
Cost of shares repurchased                                 (14,341,953)       (23,046,018)
                                                          ------------       ------------
    Net decrease in net assets resulting from fund
     share transactions                                   $(13,640,834)      $(22,294,456)
                                                          ------------       ------------
    Net decrease in net assets                            $(11,792,492)      $(20,898,490)
NET ASSETS:
Beginning of year                                           57,612,467         78,510,957
                                                          ------------       ------------
End of year                                               $ 45,819,975       $ 57,612,467
                                                          ============       ============
Undistributed net investment income                       $     16,365       $          -
                                                          ============       ============

The accompanying notes are an integral part of these financial statements.   19

Pioneer Protected Principal Plus Fund II
-----------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS                                (continued)
--------------------------------------------------------------------------------

                                   '07 Shares       '07 Amount        '06 Shares         '06 Amount
CLASS A
Reinvestment of distributions       31,302       $   317,796           33,200        $    328,677
Less shares repurchased           (430,997)       (4,349,818)        (787,202)         (7,726,386)
                                  --------       -----------       ----------        ------------
    Net decrease                  (399,695)      $(4,032,022)        (754,002)       $ (7,397,709)
                                  ========       ===========       ==========        ============
CLASS B
Reinvestment of distributions       29,154       $   296,350           35,191        $    347,686
Less shares repurchased           (785,399)       (7,880,784)      (1,139,352)        (11,032,636)
                                  --------       -----------       ----------        ------------
    Net decrease                  (756,245)      $(7,584,434)      (1,104,161)       $(10,684,950)
                                  ========       ===========       ==========        ============
CLASS C
Reinvestment of distributions        8,536       $    86,973            7,573        $     75,199
Less shares repurchased           (209,964)       (2,111,351)        (439,943)         (4,286,996)
                                  --------       -----------       ----------        ------------
    Net decrease                  (201,428)      $(2,024,378)        (432,370)       $ (4,211,797)
                                  ========       ===========       ==========        ============

20 The accompanying notes are an integral part of these financial statements.

Pioneer Protected Principal Plus Fund II
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                                                                      3/3/03 (a)
                                                               Year Ended   Year Ended   Year Ended   Year Ended          to
                                                                12/31/07     12/31/06     12/31/05     12/31/04        12/31/03
CLASS A
Net asset value, beginning of period                            $  9.87      $  9.67      $  9.89      $  9.68       $    10.00
                                                                -------      -------      -------      -------       ----------
Increase (decrease) from investment operations:
 Net investment income                                          $  0.21      $  0.20      $  0.15      $  0.11       $     0.03
 Net realized and unrealized gain (loss) on investments            0.35         0.20        (0.17)        0.21            (0.34)
                                                                -------      -------      -------      -------       ----------
  Net increase (decrease) from investment operations            $  0.56      $  0.40      $ (0.02)     $  0.32       $    (0.31)
Distributions to shareowners:
 Net investment income                                            (0.21)       (0.20)       (0.15)       (0.11)           (0.01)
 Net realized gain                                                    -            -        (0.05)           -                -
                                                                -------      -------      -------      -------       ----------
Net increase (decrease) in net asset value                      $  0.35      $  0.20      $ (0.22)     $  0.21       $    (0.32)
                                                                -------      -------      -------      -------       ----------
Net asset value, end of period                                  $ 10.22      $  9.87      $  9.67      $  9.89       $     9.68
                                                                =======      =======      =======      =======       ==========
Total return*                                                      5.63%        4.13%       (0.17)%       3.32%           (3.05)%(b)
Ratio of net expenses to average net assets+                       1.70%        1.80%        1.94%        1.86%            1.97%**
Ratio of net investment income to average net assets+              1.84%        1.70%        1.33%        0.99%            0.45%**
Portfolio turnover rate                                              82%          28%         117%          44%              54%
Net assets, end of period (in thousands)                        $14,603      $18,047      $24,960      $35,190       $   47,669
Ratios with no waiver of management fees and assumption of
 expenses by PIM and no reductions for fees paid indirectly:
 Net expenses                                                      2.18%        1.80%        2.09%           -%               -%
 Net investment income                                             1.36%        1.70%        1.18%           -%               -%
Ratios with reductions for fees paid indirectly:
 Net expenses                                                      1.69%        1.80%        1.94%        1.86%            1.97%**
 Net investment income                                             1.85%        1.71%        1.33%        0.99%            0.45%**

(a)  The fund commenced operations on March 3, 2003.
(b)  Not annualized.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
**   Annualized.
+    Ratio with no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.  21

Pioneer Protected Principal Plus Fund II
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                                                                     3/3/03 (a)
                                                                Year Ended   Year Ended   Year Ended   Year Ended        to
                                                                 12/31/07     12/31/06     12/31/05     12/31/04      12/31/03
CLASS B
Net asset value, beginning of period                             $  9.85      $  9.64      $  9.86      $  9.64     $    10.00
                                                                 -------      -------      -------      -------     ----------
Increase (decrease) from investment operations:
 Net investment income (loss)                                    $  0.12      $  0.11      $  0.06      $  0.02     $    (0.02)
 Net realized and unrealized gain (loss) on investments             0.35         0.22        (0.17)        0.23          (0.34)
                                                                 -------      -------      -------      -------     ----------
  Net increase (decrease) from investment operations             $  0.47      $  0.33      $ (0.11)     $  0.25     $    (0.36)
Distributions to shareowners:
 Net investment income                                             (0.11)       (0.12)       (0.06)       (0.03)             -
 Net realized gain                                                     -            -        (0.05)           -              -
                                                                 -------      -------      -------      -------     ----------
Net increase (decrease) in net asset value                       $  0.36      $  0.21      $ (0.22)     $  0.22     $    (0.36)
                                                                 -------      -------      -------      -------     ----------
Net asset value, end of period                                   $ 10.21      $  9.85      $  9.64      $  9.86     $     9.64
                                                                 =======      =======      =======      =======     ==========
Total return*                                                       4.83%        3.43%       (1.07)%       2.61%         (3.60)%(b)
Ratio of net expenses to average net assets+                        2.49%        2.55%        2.75%        2.63%          2.75%**
Ratio of net investment income (loss) to average net assets+        1.04%        0.95%        0.54%        0.21%         (0.35)%**
Portfolio turnover rate                                               82%          28%         117%          44%            54%
Net assets, end of period (in thousands)                         $25,133      $31,700      $41,675      $55,714     $   67,162
Ratios with no waiver of management fees and assumption of
 expenses by PIM and no reductions for fees paid indirectly:
 Net expenses                                                       2.97%        2.55%        2.90%           -%             -%
 Net investment income                                              0.56%        0.95%        0.38%           -%             -%
Ratios with reductions for fees paid indirectly:
 Net expenses                                                       2.49%        2.55%        2.75%        2.63%          2.75%**
 Net investment income (loss)                                       1.04%        0.96%        0.54%        0.21%         (0.35)%**

(a)  The fund commenced operations on March 3, 2003.
(b)  Not annualized.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
**   Annualized.
+    Ratio with no reduction for fees paid indirectly.

22 The accompanying notes are an integral part of these financial statements.

Pioneer Protected Principal Plus Fund II
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                                                                    3/3/03 (a)
                                                                Year Ended   Year Ended  Year Ended   Year Ended        to
                                                                 12/31/07     12/31/06    12/31/05     12/31/04      12/31/03
CLASS C
Net asset value, beginning of period                             $  9.90      $  9.68     $  9.89      $  9.65     $    10.00
                                                                 -------      -------     -------      -------     ----------
Increase (decrease) from investment operations:
 Net investment income (loss)                                    $  0.13      $  0.12     $  0.07      $  0.04     $    (0.02)
 Net realized and unrealized gain (loss) on investments             0.36         0.22       (0.17)        0.22          (0.33)
                                                                 -------      -------     -------      -------     ----------
  Net increase (decrease) from investment operations             $  0.49      $  0.34     $ (0.10)     $  0.26     $    (0.35)
Distributions to shareowners:
 Net investment income                                             (0.13)       (0.12)      (0.06)       (0.02)             -
 Net realized gain                                                     -            -       (0.05)           -              -
                                                                 -------      -------     -------      -------     ----------
Net increase (decrease) in net asset value                       $  0.36      $  0.22     $ (0.21)     $  0.24     $    (0.35)
                                                                 -------      -------     -------      -------     ----------
Net asset value, end of period                                   $ 10.26      $  9.90     $  9.68      $  9.89     $     9.65
                                                                 =======      =======     =======      =======     ==========
Total return*                                                       4.91%        3.47%      (0.95)%       2.66%         (3.50)%(b)
Ratio of net expenses to average net assets+                        2.40%        2.50%       2.66%        2.55%          2.63%**
Ratio of net investment income (loss) to average net assets+        1.13%        0.99%       0.61%        0.28%         (0.23)%**
Portfolio turnover rate                                               82%          28%        117%          44%            54%
Net assets, end of period (in thousands)                         $ 6,084      $ 7,865     $11,876      $19,089     $   30,400
Ratios with no waiver of management fees and assumption of
 expenses by PIM and no reductions for fees paid indirectly:
 Net expenses                                                       2.87%        2.50%       2.81%           -%             -%
 Net investment income                                              0.66%        0.99%       0.45%           -%             -%
Ratios with reductions for fees paid indirectly:
 Net expenses                                                       2.40%        2.50%       2.66%        2.55%          2.63%**
 Net investment income (loss)                                       1.13%        1.00%       0.61%        0.28%         (0.23)%**

(a)  The fund commenced operations on March 3, 2003.
(b)  Not annualized.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
**   Annualized.
+    Ratio with no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.   23

Pioneer Protected Principal Plus Fund II
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/07
--------------------------------------------------------------------------------

1.   Organization and Significant Accounting Policies

Pioneer Protected Principal Plus Fund II (the Fund), is a diversified portfolio of Pioneer Protected Principal Trust which was organized as a Delaware statutory trust on October 2, 2001, and registered with the Securities and Exchange Commission under the Investment Company Act of 1940 (the 1940 Act) as a open-end management investment company.

The life of the Fund is divided into three phases: an Offering Period (which ended on May 30, 2003), a Guarantee Period (from June 13, 2003 to June 4, 2010 (the "Maturity Date")), and a Post-Guarantee Period, which begins on or about June 5, 2010. During the Guarantee Period, the Fund's investment objective is capital preservation in order to have a net asset value on the Maturity Date at least equal to the "Guaranteed Amount". Each shareowner's Guaranteed Amount will be equal to the initial amount invested (net of any initial sales charges) plus a minimum cumulative increase on such amount (14.00% on Class A Shares and 8.75% on Class B and C Shares), less any extraordinary expenses. In order to receive the Guaranteed Amount, shareowners must maintain their initial investment, not redeem any shares for seven years and reinvest all dividends and distributions. The Fund also seeks capital appreciation as a secondary objective during the Guarantee Period. During the Post-Guarantee Period, the Fund's investment objective will be long-term growth of capital. During the Guarantee Period, the Fund's net asset value may decline below the Guaranteed Amount.

The Fund has issued three classes of shares - Class A, Class B and Class C shares. Each class of shares represents an interest in the same portfolio of investments of the Fund and has equal rights to voting, redemptions, dividends and liquidation, except that each class of shares can bear different transfer agent and distribution fees and has exclusive voting rights with respect to the distribution plans that have been adopted by Class A, Class B and Class C shareowners, respectively.

The Fund's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of

Pioneer Protected Principal Plus Fund II
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

income, expenses and gains and losses on investments during the reporting period. Actual results could differ from those estimates.

The Fund's prospectuses contain information regarding the Fund's principal risks. Please refer to these documents when considering the Fund's risks. At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks making it more susceptible to any economic, political or regulatory developments or other risks affecting those industries and sectors.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements, which are consistent with those policies generally accepted in the investment company industry:

A.   Security Valuation

     Security transactions are recorded as of trade date. The net asset value is computed once daily, on each day the New York Stock Exchange (NYSE) is open, as of the close of regular trading on the NYSE. In computing the net asset value, debt securities are valued at prices supplied by independent pricing services, which consider such factors as Treasury spreads, yields, maturities and ratings. Valuations may be supplemented by dealers and other sources, as required. Equity securities are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not generally reported, are valued at the mean between the last bid and asked prices. Securities for which market quotations are not readily available are valued using fair value methods pursuant to procedures adopted by the Board of Trustees. Trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. The Fund also may use fair value methods to value a security including a non-U.S. security when the closing market price on the principal exchange where the security is traded no longer reflects the value of the security. At December 31, 2007 there were no securities valued using fair value methodology. Temporary cash investments are valued at amortized cost, which approximate fair market value.

Pioneer Protected Principal Plus Fund II
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/07                             (continued)
--------------------------------------------------------------------------------

     Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence. All discounts/premiums on debt securities are accreted/ amortized into interest income for financial reporting purposes. Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis.

     Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

B.   Federal Income Taxes

     It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required. Tax years prior to 2004 are closed (not subject examination by tax authorities) due to the expiration of statute of limitations; all other tax years are open.

     The amounts and characterizations of distributions to shareowners for financial reporting purposes are determined in accordance with federal income tax rules. Therefore, the source of the Fund's distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.

     At December 31, 2007, the Fund had a net capital loss carry forward of $1,871,350, which will expire in 2013 if not utilized.

     The tax character of the distributions paid during the years ended December 31, 2007 and 2006:

                                   2007          2006
------------------------------------------------------
  Distributions paid from:
  Ordinary income              $646,630      $836,101
                               --------      --------
    Total                      $646,630      $836,101
                               ========      ========

Pioneer Protected Principal Plus Fund II
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

     The following shows the components of distributable earnings on a federal income tax basis at December 31, 2007.

                                                2007
------------------------------------------------------
  Undistributed ordinary income           $    16,365
  Capital loss carryforward                (1,871,350)
  Unrealized depreciation                     178,533
                                          -----------
    Total                                 $(1,676,452)
                                          ===========

     The difference between book-basis and tax-basis unrealized depreciation is attributable to the tax deferral of losses on wash sales.

C.   Class Allocations

     Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on the respective percentage of adjusted net assets at the beginning of the day.

     Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class B and Class C shares of the Fund, respectively (see Note 5). Shareowners of each class share all expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services, which are allocated based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 4).

     Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner, at the same time, and in the same amount, except that Class A, Class B and Class C shares can bear different transfer agent and distribution expense rates.

2.   Management Agreement

PIM, a wholly owned indirect subsidiary of UniCredito Italiano, S.p.A. (Unicredito Italiano) manages the Fund's portfolio. Prior to August 1, 2006, the Fund paid PIM an annual fee during the Guarantee Period equal to 0.70% of the Fund's average daily net assets. Effective August 1, 2006, PIM contractually agreed to limit its annual fee during

Pioneer Protected Principal Plus Fund II
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/07                             (continued)
--------------------------------------------------------------------------------

the Guarantee Period to 0.40% of the Fund's average net assets. If the Fund is required by the terms of the Financial Warranty Agreement (see Note 3) to invest solely in a portfolio of U.S. government securities and other debt securities or to invest all of the Fund's assets in a defeasance portfolio consisting entirely of zero coupon U.S. government securities (and cash or cash equivalents to the extent necessary to meet redemption requests), PIM's fee will be reduced to 0.20% of average daily net assets. PIM has contractually agreed until the maturity date not to impose all or a portion of its management fee and, if necessary to assume other operating expenses of the Fund to the extent necessary to limit Fund expenses to 2.05%, 2.80% and 2.80% of the average daily net assets attributable to Class A, Class B and Class C shares, respectively.

Pioneer has agreed to modify the expense limitation that would apply only in the event the Fund is required by the Financial Guarantee Agreement to invest exclusively in a defeasance portfolio. In that event, Pioneer would waive its entire management fee and limit the Fund's other expenses, on an annual basis, to 0.12% for Class A shares, 0.87% for Class B shares and 0.87% for Class C shares. This arrangement may be modified in the future to the extent the Fund's maximum permitted equity allocation under the Financial Guarantee Agreement after that modification exceeds 17.5%.

The Fund may invest in one or more affiliated mutual funds managed by PIM. PIM has contractually agreed to waive its management fee by the amount of any management fees received indirectly as a result of the Fund's investment in another Pioneer mutual fund. In addition, PIM has agreed to reduce its management fee from 0.70% to 0.65% during such times when the Fund holds investments in an affiliated fund.

Under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund. Included in "due to affiliates" reflected on the Statement of Assets and Liabilities is $1,147 in management fees, administrative costs and certain other fees payable to PIM at December 31, 2007.

3.   Financial Warranty Agreement

The Fund has obtained an insurance policy from and has entered into a Financial Guarantee Agreement with Ambac Assurance Corporation (together, the "Financial Guarantee"), to protect against the Fund hav-

Pioneer Protected Principal Plus Fund II
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

ing insufficient assets to meet its undertaking to redeem shares at the Guaranteed Amount on the Maturity Date. The value, if any, of the Financial Guarantee, to the Fund and/or its shareowners, is not determinable until the Maturity Date, as described in Note 1. The Fund, and not the Fund's shareowners, is the holder of the Financial Guarantee, which will enable the Fund, assuming that Ambac Assurance Corporation (a AA rated monoline insurer) does not default on its obligations, to pay redemption proceeds on the Maturity Date for the Guaranteed Amount discussed in Note 1. Ambac Assurance Corporation will be required to fund the amount of any shortfall from the Guaranteed Amount on the Maturity Date, whether or not shareowners redeem their shares on the Maturity Date. If the Fund fails to comply with certain covenants in the Financial Guarantee Agreement, the Fund may be required to invest all of its assets in a defeasance portfolio as described in Note 2. The Fund's Board of Trustees and PIM will be able to amend the terms of the Financial Guarantee at any time without shareowner approval, subject to the agreement of Ambac Assurance Corporation. The Fund pays an annual fee equal to 0.80% of the average daily net assets of the Fund during the Guarantee Period for providing the Financial Guarantee. During the Guarantee Period, shareowners may request a free copy of the most recent quarterly report of Ambac Financial Group, Inc. of which Ambac Assurance Corporation is a wholly-owned subsidiary.

4.   Transfer Agent

PIMSS, a wholly owned indirect subsidiary of UniCredito Italiano, provides substantially all transfer agent and shareholder services to the Fund at negotiated rates. Included in "due to affiliates" is $13,103 in transfer agent fees payable to PIMSS at December 31, 2007.

5.   Distribution Plans

The Fund adopted a Plan of Distribution for each class of shares (Class A Plan, Class B Plan and Class C Plan) in accordance with Rule 12b-1 under the Investment Company Act of 1940. Currently under the Class A Plan, PFD is reimbursed for distribution expenses in an amount up to 0.25% of the Fund's average daily net assets attributable to Class A shares. Pursuant to the Class B Plan and the Class C Plan, the Fund pays PFD 1.00% of the average daily net assets attributable to each class of shares. The fee consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or

Pioneer Protected Principal Plus Fund II
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/07                             (continued)
--------------------------------------------------------------------------------

distribution services with regard to Class B and Class C shares. Included in "due to affiliates" reflected on the Statement of Assets and Liabilities is $2,864 in distribution fees payable to PFD at December 31, 2007.

In addition, redemptions of each class of shares may be subject to a contingent deferred sales charge (CDSC). Proceeds from the CDSCs are paid to Pioneer Funds Distributor, Inc. (PFD), the principal underwriter of the Fund and a wholly owned indirect subsidiary of Unicredito Italiano. For the period ended December 31, 2007, CDSCs of $140,110 were paid to PFD.

6.   Expense Offsets

The Fund has entered into certain expense offset arrangements with PIMSS resulting in a reduction in the Fund's total expenses due to interest earned on cash held by PIMSS. For the period ended December 31, 2007, the Fund's expenses were reduced by $4,479 under such arrangements.

7.   Affiliated Companies

The Fund's investments in Funds managed by PIM are deemed affiliates of the Fund for financial reporting purposes. The following summarizes transactions with affiliates of the Fund for the period ended December 31, 2007:

                                                                               Net
                    Shares    Purchases     Sales     Shares    Dividend     Realized
    Affiliates     12/31/06    (shares)   (shares)   12/31/07    Income    (Loss) Gain      Value
---------------------------------------------------------------------------------------------------
  Pioneer Fund
   Class Y         219,694     179,224    336,229   62,687      $63,677    $  (59,261)   $2,911,910
  Pioneer Equity
   Income Fund
   Class Y          60,419      55,184     39,512   76,091      $72,202    $ (194,154)   $2,240,878

8.   New Pronouncement

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Fund's financial statement disclosures.

Pioneer Protected Principal Plus Fund II
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

ADDITIONAL INFORMATION (unaudited)
The percentages of the Fund's ordinary income distributions that are exempt from nonresident alien (NRA) tax withholding resulting from qualified interest income and qualified short term gains were 91.96% and 0%, respectively.

Pioneer Protected Principal Plus Fund II
--------------------------------------------------------------------------------
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

To the Board of Trustees of Pioneer Protected Principal Trust and the Shareowners of Pioneer Protected Principal Plus Fund II:

We have audited the accompanying statement of assets and liabilities of Pioneer Protected Principal Plus Fund II, one of the portfolios constituting the Pioneer Protected Principal Trust (the "Trust"), including the schedule of investments, as of December 31, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the custodian and broker or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Protected Principal Plus Fund II of the Pioneer Protected Principal Trust at December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

                                                           /s/ Ernst & Young LLP
Boston, Massachusetts
February 19, 2008

Pioneer Protected Principal Plus Fund II
--------------------------------------------------------------------------------
APPROVAL OF INVESTMENT ADVISORY AGREEMENT
--------------------------------------------------------------------------------

Pioneer Investment Management, Inc. (PIM) serves as the Fund's investment adviser pursuant to an investment advisory agreement between PIM and the Fund. The Trustees of the Fund, as required by law, determine annually whether to continue the investment advisory agreement for the Fund.

In connection with their most recent consideration of the investment advisory agreement for the Fund, the Trustees received and reviewed a substantial amount of information provided by PIM in response to requests of the independent Trustees and their independent legal counsel. The independent Trustees met on a number of occasions with PIM and also separately with their independent legal counsel to evaluate and discuss the information provided to them by PIM. At a meeting held on November 13, 2007, based on their evaluation of the information provided by PIM, the Trustees, including the independent Trustees voting separately, unanimously approved the continuation of the investment advisory agreement for another year.

In considering the continuation of the investment advisory agreement, the Trustees considered various factors that they determined were relevant, including the factors described below. The Trustees did not identify any single factor as the controlling factor in determining to approve the continuation of the agreement.

Nature, Extent and Quality of Services
The Trustees considered the nature, extent and quality of the services provided by PIM to the Fund, taking into account the investment objective and strategy of the Fund and the information related to the Fund provided to the Trustees at each quarterly meeting. The Trustees reviewed the terms of the investment advisory agreement. The Trustees also reviewed PIM's investment approach for the Fund and its research process. The Trustees considered the resources of PIM and the personnel of PIM who provide investment management services to the Fund. They also considered PIM's compliance and legal resources and personnel.

In addition, the Trustees considered the other services that PIM provides to the Fund under the investment advisory agreement and that, as administrator, PIM is responsible for the administration of the Fund's business and other affairs. It was noted that PIM supervises and monitors the performance of the Fund's service providers and provides the Fund with personnel (including officers) as are necessary

Pioneer Protected Principal Plus Fund II
--------------------------------------------------------------------------------
APPROVAL OF INVESTMENT ADVISORY AGREEMENT                          (continued)
--------------------------------------------------------------------------------

for the Fund's operations. The Trustees considered the fees paid to PIM for the provision of such services.

Based on these considerations, the Trustees concluded that the nature, extent and quality of services provided by PIM to the Fund were satisfactory and consistent with the terms of the investment advisory agreement.

Performance of the Fund
The Trustees considered the performance results of the Fund over various time periods. They reviewed information comparing the Fund's performance with the average performance of its peer group of funds as classified by Morningstar, Inc. (Morningstar), an independent provider of investment company data, and with the performance of the Fund's benchmark index. The Trustees considered that the Fund's annualized total return was in the fifth quintile of its Morningstar category for the one and three year periods ended June 30, 2007. (In all quintile rankings referred to throughout this disclosure, first quintile is most favorable to the Fund's shareowners. Thus, highest relative performance would be first quintile and lowest relative expenses would also be first quintile.) The Trustees discussed the Fund's principal protection strategy. They noted that the Fund pays a fee to a financial institution to guarantee that the Fund's shares will have at least a specified net asset value and that such fee effects the Fund's performance. After discussing the other reasons for the Fund's underperformance with PIM, the Trustees agreed that they would continue to monitor the performance of the Fund closely.

Management Fee and Expenses
The Trustees considered information on the fees and expenses of the Fund in comparison to the management fees of its peer group of funds as classified by Morningstar and the expense ratios of a peer group of funds selected on the basis of criteria determined by the independent Trustees for this purpose using data provided by Strategic Insight Mutual Fund Research and Consulting, LLC (Strategic Insight), an independent third party.

The Trustees considered that the Fund's management fee for the twelve months ended June 30, 2007 was in the first quintile relative to the management fees paid by other funds in its peer group Morningstar category for the comparable period. The Trustees noted that PIM reduced its management fee in 2006. The Trustees also considered that the Fund's expense ratio for the twelve months ended

Pioneer Protected Principal Plus Fund II
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

June 30, 2007 was in the fifth quintile relative to its Strategic Insight peer group. The Trustees noted that the Fund pays a fee to a financial institution to guarantee that the Fund's shares will have at least a specified net asset value, which fee effects the comparability of the Fund's expense ratio with its Strategic Insight peer group. It was noted that PIM did not currently manage any accounts with an investment objective and strategies that were similar to the Fund.

The Trustees concluded that the management fee payable by the Fund to PIM was reasonable in relation to the nature and quality of services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies. The Trustees also concluded that the Fund's expense ratio was reasonable, taking into account the size of the Fund, the cost and the benefits of the financial guarantee, the quality of services provided by PIM and the contractual expense limitation agreed to by PIM with respect to the Fund.

Profitability
The Trustees considered information provided by PIM regarding the profitability of PIM with respect to the advisory services provided by PIM to the Fund, including the methodology used by PIM in allocating certain of its costs to the management of the Fund. The Trustees also considered PIM's profit margin in connection with the overall operation of the Fund. They further reviewed the financial results realized by PIM and its affiliates from non-fund businesses. The Trustees considered PIM's profit margins with respect to the Fund in comparison to the limited industry data available and noted that the profitability of any adviser was affected by numerous factors, including its organizational structure and method for allocating expenses. The Trustees recognized that PIM should be entitled to earn a reasonable level of profit for the services provided to the Fund. The Trustees concluded that PIM's profitability with respect to the management of the Fund was not unreasonable.

Economies of Scale
The Trustees considered the economies of scale with respect to the management of the Fund, whether the Fund had appropriately benefited from any economies of scale, and whether there was potential for realization of any further economies of scale.

Pioneer Protected Principal Plus Fund II
--------------------------------------------------------------------------------
APPROVAL OF INVESTMENT ADVISORY AGREEMENT                          (continued)
--------------------------------------------------------------------------------

The Trustees considered that, although the Fund pays a management fee at a fixed rate as a percentage of the Fund's net assets, without any breakpoints, the management fee rate paid by the Fund for the twelve months ended June 30, 2007 was in the first quintile relative to the management fees paid by other funds in its peer group Morningstar category for the comparable period and that PIM is subsidizing the Fund because it has not reached adequate scale. The Trustees also considered the relatively small size of the Fund compared to its peer group Morningstar category. The Trustees concluded that, at current and reasonably foreseeable asset levels, breakpoints in the management fee were not currently necessary.

Other Benefits
The Trustees considered the other benefits to PIM from its relationship with the Fund. The Trustees considered that affiliates of PIM serve as the Fund's transfer agent and distributor. The Trustees considered the receipt by PIM and its affiliates of sales loads and payments under Rule 12b-1 plans in respect of the Fund and the other Pioneer funds and the benefits to PIM and its affiliates from the use of "soft" commission dollars generated by the Fund to pay for research and brokerage services. The Trustees further considered the intangible benefits to PIM by virtue of its relationship with the Fund and the other Pioneer funds. The Trustees concluded that the receipt of these benefits was reasonable in the context of the overall relationship between PIM and the Fund.

Conclusion
After consideration of the factors described above as well as other factors, the Trustees, including all of the independent Trustees, concluded that the terms of the investment advisory agreement between PIM and the Fund, including the fees payable thereunder, were fair and reasonable and voted to approve the proposed continuation of the investment advisory agreement for the Fund.

Pioneer Protected Principal Plus Fund II
--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS
--------------------------------------------------------------------------------

Investment Adviser
Pioneer Investment Management, Inc.

Custodian
Brown Brothers Harriman & Co.

Independent Registered Public Accounting Firm
Ernst & Young LLP

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Bingham McCutchen LLP

Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.

Trustees and Officers
The Board of Trustees provides broad supervision over the fund's affairs. The officers of the fund are responsible for the fund's operations. The Trustees and officers are listed below, together with their principal occupations during the past five years. Trustees who are interested persons of the fund within the meaning of the 1940 Act are referred to as Interested Trustees. Trustees who are not interested persons of the fund are referred to as Independent Trustees. Each of the Trustees (except Mr. Kingsbury, Mr. West and Mr. Bock) serves as a Trustee of each of the 77 U.S. registered investment portfolios for which Pioneer serves as investment adviser (the "Pioneer Funds"). Mr. Kingsbury serves as Trustee of 34 of the 77 Pioneer Funds, Mr. West serves as Trustee of 33 of the 77 Pioneer Funds, and Mr. Bock serves as Trustee of 76 of the 77 Pioneer Funds. The address for all Trustees and all officers of the fund is 60 State Street, Boston, Massachusetts 02109.

The Fund's statement of additional information provides more detailed information regarding the Fund's Trustees and is available upon request, without charge, by calling 1-800-225-6292.

Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.pioneerinvestments.com and on the SEC's web site at http://www.sec.gov.

Pioneer Protected Principal Plus Fund II
--------------------------------------------------------------------------------
INTERESTED TRUSTEES
--------------------------------------------------------------------------------

                            Positions Held          Length of Service
Name and Age                With the Fund           and Term of Office
John F. Cogan, Jr. (81)*    Chairman of the         Trustee since 2001.
                            Board, Trustee and      Serves until a succes-
                            President               sor trustee is elected
                                                    or earlier retirement or
                                                    removal.
--------------------------------------------------------------------------------
Daniel K. Kingsbury (49)*   Trustee and Executive   Trustee since March
                            Vice President          2007. Serves until a
                                                    successor trustee is
                                                    elected or earlier
                                                    retirement or removal.
--------------------------------------------------------------------------------

                                                                                        Other Directorships Held
Name and Age                Principal Occupation During Past Five Years                 by this Trustee
John F. Cogan, Jr. (81)*    Deputy Chairman and a Director of Pioneer Global Asset      None
                            Management S.p.A. ("PGAM"); Non-Executive Chairman
                            and a Director of Pioneer Investment Management USA
                            Inc. ("PIM-USA"); Chairman and a Director of Pioneer;
                            Chairman and Director of Pioneer Institutional Asset
                            Management, Inc. (since 2006); Director of Pioneer
                            Alternative Investment Management Limited (Dublin);
                            President and a Director of Pioneer Alternative Investment
                            Management (Bermuda) Limited and affiliated funds; Direc-
                            tor of PIOGLOBAL Real Estate Investment Fund (Russia)
                            (until June 2006); Director of Nano-C, Inc. (since 2003);
                            Director of Cole Management Inc. (since 2004); Director of
                            Fiduciary Counseling, Inc.; President and Director of
                            Pioneer Funds Distributor, Inc. ("PFD") (until May 2006);
                            President of all of the Pioneer Funds; and Of Counsel,
                            Wilmer Cutler Pickering Hale and Dorr LLP
-----------------------------------------------------------------------------------------------------------------
Daniel K. Kingsbury (49)*   Director, CEO and President of Pioneer Investment           None
                            Management USA Inc., Pioneer Investment Management,
                            Inc. and Pioneer Institutional Asset Management, Inc.
                            (since March 2007); Executive Vice President of all of the
                            Pioneer Funds (since March 2007); Director of Pioneer
                            Global Asset Management S.p.A. (since March 2007);
                            Head of New Markets Division, Pioneer Global Asset
                            Management S.p.A. (2000 - 2007)
-----------------------------------------------------------------------------------------------------------------

* Mr. Cogan and Mr. Kingsbury are Interested Trustees because they are officers or directors of the Fund's investment adviser and certain of its affiliates.

Pioneer Protected Principal Plus Fund II
--------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
--------------------------------------------------------------------------------

                            Positions Held   Length of Service
Name and Age                With the Fund    and Term of Office
David R. Bock (64)          Trustee          Trustee since 2005.
                                             Serves until a succes-
                                             sor trustee is elected
                                             or earlier retirement or
                                             removal.
--------------------------------------------------------------------------------
Mary K. Bush (59)           Trustee          Trustee since 2001.
                                             Serves until a succes-
                                             sor trustee is elected
                                             or earlier retirement or
                                             removal.
--------------------------------------------------------------------------------
Margaret B.W. Graham (60)   Trustee          Trustee since 2001.
                                             Serves until a succes-
                                             sor trustee is elected
                                             or earlier retirement or
                                             removal.
--------------------------------------------------------------------------------

                                                                                          Other Directorships Held
Name and Age                Principal Occupation During Past Five Years                   by this Trustee
David R. Bock (64)          Executive Vice President and Chief Financial Officer,         Director of The Enterprise
                            I-trax, Inc. (publicly traded health care services company)   Social Investment
                            (2004 - present); Partner, Federal City Capital Advisors      Company (privately-held
                            (boutique merchant bank)(1997 to 2004); and Executive         affordable housing
                            Vice President and Chief Financial Officer, Pedestal Inc.     finance company); and
                            (internet-based mortgage trading company) (2000 - 2002)       Director of New York
                                                                                          Mortgage Trust (publicly
                                                                                          traded mortgage REIT)
-----------------------------------------------------------------------------------------------------------------------
Mary K. Bush (59)           President, Bush International, LLC (international financial   Director of Brady Corpora-
                            advisory firm)                                                tion (industrial identifica-
                                                                                          tion and specialty coated
                                                                                          material products
                                                                                          manufacturer); Director of
                                                                                          Briggs & Stratton Co.
                                                                                          (engine manufacturer);
                                                                                          Director of UAL Corpora-
                                                                                          tion (airline holding
                                                                                          company); Director of
                                                                                          Mantech International
                                                                                          Corporation (national
                                                                                          security, defense, and
                                                                                          intelligence technology
                                                                                          firm): and Member, Board
                                                                                          of Governors, Investment
                                                                                          Company Institute
-----------------------------------------------------------------------------------------------------------------------
Margaret B.W. Graham (60)   Founding Director, Vice-President and Corporate Secretary,    None
                            The Winthrop Group, Inc. (consulting firm); and Desautels
                            Faculty of Management, McGill University
-----------------------------------------------------------------------------------------------------------------------

Pioneer Protected Principal Plus Fund II
--------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
--------------------------------------------------------------------------------


                           Positions Held  Length of Service
Name and Age               With the Fund   and Term of Office
Thomas J. Perna (57)       Trustee         Trustee since 2006.
                                           Serves until a succes-
                                           sor trustee is elected
                                           or earlier retirement or
                                           removal.
--------------------------------------------------------------------------------
Marguerite A. Piret (59)   Trustee         Trustee since 2001.
                                           Serves until a succes-
                                           sor trustee is elected
                                           or earlier retirement or
                                           removal.
--------------------------------------------------------------------------------
Stephen K. West (79)       Trustee         Trustee since 2001.
                                           Serves until a succes-
                                           sor trustee is elected
                                           or earlier retirement or
                                           removal.
--------------------------------------------------------------------------------
John Winthrop (71)         Trustee         Trustee since 2001.
                                           Serves until a succes-
                                           sor trustee is elected
                                           or earlier retirement or
                                           removal.
--------------------------------------------------------------------------------

                                                                                         Other Directorships Held
Name and Age               Principal Occupation During Past Five Years                   by this Trustee
Thomas J. Perna (57)       Private investor (2004 - present); and Senior Executive       Director of Quadriserv
                           Vice President, The Bank of New York (financial and securi-   Inc. (technology products
                           ties services) (1986 - 2004)                                  for securities lending
                                                                                         industry)
-------------------------------------------------------------------------------------------------------------------
Marguerite A. Piret (59)   President and Chief Executive Officer, Newbury, Piret &       Director of New America
                           Company, Inc. (investment banking firm)                       High Income Fund, Inc.
                                                                                         (closed-end investment
                                                                                         company)
-------------------------------------------------------------------------------------------------------------------
Stephen K. West (79)       Senior Counsel, Sullivan & Cromwell (law firm)                Director, The Swiss
                                                                                         Helvetia Fund, Inc.
                                                                                         (closed-end investment
                                                                                         company)
-------------------------------------------------------------------------------------------------------------------
John Winthrop (71)         President, John Winthrop & Co., Inc. (private investment      None
                           firm)
-------------------------------------------------------------------------------------------------------------------

Pioneer Protected Principal Plus Fund II
--------------------------------------------------------------------------------
FUND OFFICERS
--------------------------------------------------------------------------------

                             Positions Held        Length of Service
Name and Age                 With the Fund         and Term of Office
Dorothy E. Bourassa (60)     Secretary             Since 2003. Serves at
                                                   the discretion of the
                                                   Board
--------------------------------------------------------------------------------
Christopher J. Kelley (43)   Assistant Secretary   Since 2003. Serves at
                                                   the discretion of the
                                                   Board
--------------------------------------------------------------------------------
Vincent Nave (62)            Treasurer             Since 2001. Serves at
                                                   the discretion of the
                                                   Board
--------------------------------------------------------------------------------
Mark E. Bradley (48)         Assistant Treasurer   Since 2004. Serves at
                                                   the discretion of the
                                                   Board
--------------------------------------------------------------------------------
Luis I. Presutti (42)        Assistant Treasurer   Since 2001. Serves at
                                                   the discretion of the
                                                   Board
--------------------------------------------------------------------------------
Gary Sullivan (49)           Assistant Treasurer   Since 2002. Serves at
                                                   the discretion of the
                                                   Board
--------------------------------------------------------------------------------

                                                                                          Other Directorships Held
Name and Age                 Principal Occupation During Past Five Years                  by this Officer
Dorothy E. Bourassa (60)     Secretary of PIM-USA; Senior Vice President - Legal of       None
                             Pioneer; Secretary/Clerk of most of PIM-USA's subsidiar-
                             ies; and Secretary of all of the Pioneer Funds since
                             September 2003 (Assistant Secretary from November
                             2000 to September 2003)
-------------------------------------------------------------------------------------------------------------------
Christopher J. Kelley (43)   Associate General Counsel of Pioneer since January 2008      None
                             and Assistant Secretary of all of the Pioneer Funds since
                             September 2003; Vice President and Senior Counsel of
                             Pioneer from July 2002 to December 2007
-------------------------------------------------------------------------------------------------------------------
Vincent Nave (62)            Vice President - Fund Accounting, Administration and         None
                             Controllership Services of Pioneer; and Treasurer of all of
                             the Pioneer Funds
-------------------------------------------------------------------------------------------------------------------
Mark E. Bradley (48)         Deputy Treasurer of Pioneer since 2004 and Assistant         None
                             Treasurer of all of the Pioneer Funds since November
                             2004; Treasurer and Senior Vice President, CDC IXIS As-
                             set Management Services from 2002 to 2003
-------------------------------------------------------------------------------------------------------------------
Luis I. Presutti (42)        Assistant Vice President - Fund Accounting, Administration   None
                             and Controllership Services of Pioneer; and Assistant
                             Treasurer of all of the Pioneer Funds
-------------------------------------------------------------------------------------------------------------------
Gary Sullivan (49)           Fund Accounting Manager - Fund Accounting, Administra-       None
                             tion and Controllership Services of Pioneer; and Assistant
                             Treasurer of all of the Pioneer Funds
-------------------------------------------------------------------------------------------------------------------

Pioneer Protected Principal Plus Fund II
--------------------------------------------------------------------------------
FUND OFFICERS
--------------------------------------------------------------------------------


                              Positions Held         Length of Service
Name and Age                  With the Fund          and Term of Office
--------------------------------------------------------------------------------
Katherine Kim Sullivan (34)   Assistant Treasurer    Since 2003. Serves at
                                                     the discretion of the
                                                     Board
--------------------------------------------------------------------------------
Teri W. Anderholm (48)        Chief Compliance Of-   Since January 2007.
                              ficer                  Serves at the discre-
                                                     tion of the Board
--------------------------------------------------------------------------------

Pioneer Protected Principal Plus Fund II
                                                                                        Other Directorships Held
Name and Age                  Principal Occupation During Past Five Years               by this Officer
Katherine Kim Sullivan (34)   Fund Administration Manager - Fund Accounting,            None
                              Administration and Controllership Services since June
                              2003 and Assistant Treasurer of all of the Pioneer Funds
                              since September 2003; Assistant Vice President - Mutual
                              Fund Operations of State Street Corporation from June
                              2002 to June 2003 (formerly Deutsche Bank Asset
                              Management)
------------------------------------------------------------------------------------------------------------------
Teri W. Anderholm (48)        Chief Compliance Officer of Pioneer since December 2006   None
                              and of all the Pioneer Funds since January 2007; Vice
                              President and Compliance Officer, MFS Investment
                              Management (August 2005 to December 2006); Consult-
                              ant, Fidelity Investments (February 2005 to July 2005);
                              Independent Consultant (July 1997 to February 2005)
------------------------------------------------------------------------------------------------------------------

The outstanding capital stock of PFD, Pioneer and PIMSS is indirectly wholly owned by UniCredito Italiano S.p.A. ("UniCredito Italiano"), one of the largest banking groups in Italy. Pioneer, the Fund's investment adviser, provides investment management and financial services to mutual funds, institutional and other clients.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                           This page for your notes.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                           This page for your notes.

--------------------------------------------------------------------------------
HOW TO CONTACT PIONEER
--------------------------------------------------------------------------------

     We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

     Call us for:

     Account Information, including existing accounts,
     new accounts, prospectuses, applications
     and service forms                                          1-800-225-6292

     FactFone(SM) for automated fund yields, prices,
     account information and transactions                       1-800-225-4321

     Retirement plans information                               1-800-622-0176

     Telecommunications Device for the Deaf (TDD)               1-800-225-1997

     Write to us:

     PIMSS, Inc.
     P.O. Box 55014
     Boston, Massachusetts 02205-5014

     Our toll-free fax                                          1-800-225-4240

     Our internet e-mail address            ask.pioneer@pioneerinvestments.com
     (for general questions about Pioneer only)

     Visit our web site:                            www.pioneerinvestments.com

     Before investing consider the Fund's investment objectives, risks, charges and expenses. Contact your advisor or Pioneer Investments for a prospectus containing this information. Read it carefully.

     The Fund files a complete statement of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's web site at http://www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.


ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted, as of the end of the period covered by this report, a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer and controller.

(b) For purposes of this Item, the term "code of ethics" means written standards that are reasonably designed to deter wrongdoing and to promote:

        (1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

        (2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

        (3) Compliance with applicable governmental laws, rules, and regulations;

        (4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

        (5) Accountability for adherence to the code.

(c) The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 10(a), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

The registrant has made no amendments to the code of ethics during the period covered by this report.

(d) If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable.

(e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant's Internet address and such intention.

Not applicable.

(f) The registrant must:

        (1) File with the Commission, pursuant to Item 10(a), a copy of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR;

        (2) Post the text of such code of ethics on its Internet website and disclose, in its most recent report on this Form N-CSR, its Internet address and the fact that it has posted such code of ethics on its Internet website; or

        (3) Undertake in its most recent report on this Form N-CSR to provide to any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made.
	See Item 10(2)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant's board of trustees has determined that the registrant either:

    (i) Has at least one audit committee financial expert serving on its audit committee; or

    (ii) Does not have an audit committee financial expert serving on its audit committee.

The registrant's Board of Trustees has determined that the registrant has at least one audit committee financial expert.

    (2) If the registrant provides the disclosure required by paragraph
(a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is "independent." In order to be considered "independent" for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of trustees, or any other board committee:

    (i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

    (ii) Be an "interested person" of the investment company as defined in
         Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Ms. Marguerite A. Piret, an independent trustee, is such an audit committee financial expert.

    (3) If the registrant provides the disclosure required by paragraph (a)(1)
(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

Audit Fees
Fees for audit services provided to the Trust's two portfolios, including fees associated with the routing filing of its Form N-
1A, totaled approximately $55,250 in 2007 and $53,120 in 2006.

(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

Audit-Related Fees
There were no audit-related services provided to the Trust during the fiscal years ended December 31, 2007 and 2006.


(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

Tax Fees
Fees for tax compliance services, primarily for tax returns, totaled $15,640 in 2007 and $15,030 in 2006.

(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through
(c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

Other Fees
There were no other services provided to the Trust during the fiscal years ended December 31, 2007 and 2006.

(e) (1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

 PIONEER FUNDS
            APPROVAL OF AUDIT, AUDIT-RELATED, TAX AND OTHER SERVICES
                       PROVIDED BY THE INDEPENDENT AUDITOR

                  SECTION I - POLICY PURPOSE AND APPLICABILITY

The Pioneer Funds recognize the importance of maintaining the independence of their outside auditors. Maintaining independence is a shared responsibility involving Pioneer Investment Management, Inc ("PIM"), the audit committee and the independent auditors.

The Funds recognize that a Fund's independent auditors: 1) possess knowledge of the Funds, 2) are able to incorporate certain services into the scope of the audit, thereby avoiding redundant work, cost and disruption of Fund personnel and processes, and 3) have expertise that has value to the Funds. As a result, there are situations where it is desirable to use the Fund's independent auditors for services in addition to the annual audit and where the potential for conflicts of interests are minimal. Consequently, this policy, which is intended to comply with Rule 210.2-01(C)(7), sets forth guidelines and procedures to be followed by the Funds when retaining the independent audit firm to perform audit, audit-related tax and other services under those circumstances, while also maintaining independence.

Approval of a service in accordance with this policy for a Fund shall also constitute approval for any other Fund whose pre-approval is required pursuant to Rule 210.2-01(c)(7)(ii).

In addition to the procedures set forth in this policy, any non-audit services that may be provided consistently with Rule 210.2-01 may be approved by the Audit Committee itself and any pre-approval that may be waived in accordance with Rule 210.2-01(c)(7)(i)(C) is hereby waived.

Selection of a Fund's independent auditors and their compensation shall be determined by the Audit Committee and shall not be subject to this policy.

                               SECTION II - POLICY

---------------- -------------------------------- -------------------------------------------------
SERVICE           SERVICE CATEGORY DESCRIPTION      SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
CATEGORY
---------------- -------------------------------- -------------------------------------------------
I.  AUDIT        Services that are directly       o Accounting research assistance
SERVICES         related to performing the        o SEC consultation, registration
                 independent audit of the Funds     statements, and reporting
                                                  o Tax accrual related matters
                                                  o Implementation of new accounting
                                                    standards
                                                  o Compliance letters (e.g. rating agency
                                                    letters)
                                                  o Regulatory reviews and assistance
                                                    regarding financial matters
                                                  o Semi-annual reviews (if requested)
                                                  o Comfort letters for closed end
                                                    offerings
---------------- -------------------------------- -------------------------------------------------
II.              Services which are not           o AICPA attest and agreed-upon procedures
AUDIT-RELATED    prohibited under Rule            o Technology control assessments
SERVICES         210.2-01(C)(4) (the "Rule")      o Financial reporting control assessments
                 and are related extensions of    o Enterprise security architecture
                 the audit services support the     assessment
                 audit, or use the
                 knowledge/expertise gained
                 from the audit procedures as a
                 foundation to complete the
                 project.  In most cases, if
                 the Audit-Related Services are
                 not performed by the Audit
                 firm, the scope of the Audit
                 Services would likely
                 increase.  The Services are
                 typically well-defined and
                 governed by accounting
                 professional standards (AICPA,
                 SEC, etc.)
---------------- -------------------------------- -------------------------------------------------
 ------------------------------------- ------------------------------------
   AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                REPORTING POLICY
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the audit period for all          services and related fees
   pre-approved specific service         reported at each regularly
   subcategories.  Approval of the       scheduled Audit Committee
   independent auditors as               meeting.
   auditors for a Fund shall
   constitute pre approval for
   these services.
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the fund fiscal year within       services and related fees
   a specified dollar limit              (including comparison to
   for all pre-approved                  specified dollar limits)
   specific service subcategories        reported quarterly.

 o Specific approval is
   needed to exceed the
   pre-approved dollar limit for
   these services (see general
   Audit Committee approval policy
   below for details on obtaining
   specific approvals)

 o Specific approval is
   needed to use the Fund's
   auditors for Audit-Related
   Services not denoted as
   "pre-approved", or
   to add a specific service
   subcategory as "pre-approved"
 ------------------------------------- ------------------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
III. TAX SERVICES       Services which are not      o Tax planning and support
                        prohibited by the Rule,     o Tax controversy assistance
                        if an officer of the Fund   o Tax compliance, tax returns, excise
                        determines that using the     tax returns and support
                        Fund's auditor to provide   o Tax opinions
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption, or
                        the ability to maintain a
                        desired level of
                        confidentiality.
----------------------- --------------------------- -----------------------------------------------

------------------------------------- -------------------------
  AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                          REPORTING POLICY
------------------------------------- -------------------------
------------------------------------- -------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal  year             all such services and
  within a specified dollar limit       related fees
  				        (including comparison
  			                to specified dollar
  			                limits) reported
  			                quarterly.

o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for tax services not
  denoted as pre-approved, or to add a specific
  service subcategory as
  "pre-approved"
------------------------------------- -------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
IV.  OTHER SERVICES     Services which are not      o Business Risk Management support
                        prohibited by the Rule,     o Other control and regulatory
A. SYNERGISTIC,         if an officer of the Fund     compliance projects
UNIQUE QUALIFICATIONS   determines that using the
                        Fund's auditor to provide
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption,
                        the ability to maintain a
                        desired level of
                        confidentiality, or where
                        the Fund's auditors
                        posses unique or superior
                        qualifications to provide
                        these services, resulting
                        in superior value and
                        results for the Fund.
----------------------- --------------------------- -----------------------------------------------
--------------------------------------- ------------------------
    AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                            REPORTING POLICY
------------------------------------- --------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal year within       all such services and
  a specified dollar limit              related fees
  			               (including comparison
  			                to specified dollar
  				        limits) reported
                                        quarterly.
o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for "Synergistic" or
  "Unique Qualifications" Other
  Services not denoted as
  pre-approved to the left, or to
  add a specific service
  subcategory as "pre-approved"
------------------------------------- --------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- ------------------------- -----------------------------------------------
   SERVICE CATEGORY         SERVICE CATEGORY        SPECIFIC PROHIBITED SERVICE SUBCATEGORIES
                              DESCRIPTION
----------------------- ------------------------- -----------------------------------------------
PROHIBITED  SERVICES    Services which result     1. Bookkeeping or other services
                        in the auditors losing       related to the accounting records or
                        independence status          financial statements of the audit
                        under the Rule.              client*
                                                  2. Financial information systems design
                                                     and implementation*
                                                  3. Appraisal or valuation services,
                                                     fairness* opinions, or
                                                     contribution-in-kind reports
                                                  4. Actuarial services (i.e., setting
                                                     actuarial reserves versus actuarial
                                                     audit work)*
                                                  5. Internal audit outsourcing services*
                                                  6. Management functions or human
                                                     resources
                                                  7. Broker or dealer, investment
                                                     advisor, or investment banking services
                                                  8. Legal services and expert services
                                                     unrelated to the audit
                                                  9. Any other service that the Public
                                                     Company Accounting Oversight Board
                                                     determines, by regulation, is
                                                     impermissible
----------------------- ------------------------- -----------------------------------------------
------------------------------------------- ------------------------------
     AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                  REPORTING POLICY
------------------------------------------- ------------------------------
o These services are not to be              o A summary of all
  performed with the exception of the(*)      services and related
  services that may be permitted              fees reported at each
  if they would not be subject to audit       regularly scheduled
  procedures at the audit client (as          Audit Committee meeting
  defined in rule 2-01(f)(4)) level           will serve as continual
  the firm providing the service.             confirmation that has
  				              not provided any
                                              restricted services.
------------------------------------------- ------------------------------

--------------------------------------------------------------------------------
GENERAL AUDIT COMMITTEE APPROVAL POLICY:
o For all projects, the officers of the Funds and the Fund's auditors will each make an assessment to determine that any proposed projects will not impair independence.

o Potential services will be classified into the four non-restricted service categories and the "Approval of Audit, Audit-Related, Tax and Other Services" Policy above will be applied. Any services outside the specific pre-approved service subcategories set forth above must be specifically approved by the Audit Committee.

o At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the Audit firm as set forth in the above policy.

--------------------------------------------------------------------------------


    (2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

Non-Audit Services
Beginning with non-audit service contracts entered into on or after May 6, 2003, the effective date of the new SEC pre-approval rules, the Trust's audit committee is required to pre-approve services to affiliates defined by SEC rules to the extent that the services are determined to have a direct impact on the operations or financial reporting of the Trust.

For the years ended December 31, 2007 and 2006, there were no services provided to an affiliate that required the Trust's audit committee pre-approval.

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

N/A

(g) Disclose the aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

The aggregate non-audit fees for the Fund and affiliates, as previously defined, totaled $15,640 in 2007 and $15,030 in 2006.

(h) Disclose whether the registrant's audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

The Fund's audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Affiliates (as defined) that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Registrants

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17 CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)).
If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrants audit committee as specified in
Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

N/A

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR 240.10A-3(d)) regarding an exemption from the listing standards for audit committees.

N/A

Item 6. Schedule of Investments.

File Schedule I Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in 210.12-12 of Regulation S-X [17 CFR 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item
1 of this Form.

Included in Item 1


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company's investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company's investment adviser, or any other third party, that the company uses, or that are used on the company's behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable to open-end management investment companies.



Item 8. Portfolio Managers of Closed-End Management Investment
        Companies.

(a) If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR,provide the following information:
(1) State the name, title, and length of service of the person or persons employed by or associated with the registrant or an investment adviser of the registrant who are primarily responsible for the day-to-day management of the registrants portfolio (Portfolio Manager). Also state each Portfolio Managers business experience during the past 5 years.


Not applicable to open-end management investment companies.


Item 9. Purchases of Equity Securities by Closed-End Management
Investment Company and Affiliated Purchasers.

(a) If the registrant is a closed-end management investment company, in the following tabular format, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any affiliated purchaser, as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrants equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781). Instruction to paragraph (a). Disclose all purchases covered by this Item, including purchases that do not satisfy the conditions of the safe harbor of Rule 10b-18 under the Exchange Act (17 CFR 240.10b-18), made in the period covered by the report. Provide disclosures covering repurchases made on a monthly basis. For example, if the reporting period began on January 16 and ended on July 15, the chart would show repurchases for the months from January 16 through February 15, February 16 through March 15, March 16 through
April 15, April 16 through May 15, May 16 through June 15, and June 16 through July 15.

Not applicable to open-end management investment companies.


Item 10. Submission of Matters to a Vote of Security Holders.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrants board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.


There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrants board of directors since the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14(A) in its definitive proxy statement, or this Item.


ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant's principal executive officer or officers and principal financial officer or officers, or persons performing similar functions, about the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-2(c) under the Act (17 CFR 270.30a-2(c))) based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph.

The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.


(b) Disclose whether or not there were significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

There were no significant changes in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

The registrant's principal executive officer and principal financial officer, however, voluntarily are reporting the following information:

In August of 2006 the registrant's investment adviser enhanced its internal procedures for reporting performance information required to be included in prospectuses.
Those enhancements involved additional internal controls over the appropriateness of performance data generated for this purpose. Such enhancements were made following an internal review which identified prospectuses relating to certain classes of shares of a limited number of registrants where, inadvertently, performance information not reflecting the deduction of applicable sales charges was included. Those prospectuses were revised, and the revised prospectuses were distributed to shareholders.


ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.



(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act
(17 CFR 270.30a-2).

Filed herewith.

                                   SIGNATURES

                          [See General Instruction F]


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


(Registrant) Pioneer Protected Principal Trust


By (Signature and Title)* /s/ John F. Cogan, Jr.
John F. Cogan, Jr, President

Date February 29, 2008


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)* /s/ John F. Cogan, Jr.
John F. Cogan, Jr., President

Date February 29, 2008


By (Signature and Title)* /s/ Vincent Nave
Vincent Nave, Treasurer

Date February 29, 2008

* Print the name and title of each signing officer under his or her signature.